Exhibit 99.2

INVESTOR FINANCIAL SUPPLEMENT

March 31, 2012

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Address:

One Hartford Plaza

Hartford, CT 06155

Internet address:

http://www.thehartford.com

Contacts:

Sabra Purtill

Senior Vice President

Investor Relations

Phone (860) 547-8691

Ryan Greenier

Assistant Vice President

Investor Relations

Phone (860) 547-8844

Margaret Mann

Program Assistant

Investor Relations

Phone (860) 547-3800

As of April 26, 2012

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A-	A-	A3
Hartford Life and Accident Insurance Company	A	A-	A-	A3
Hartford Life and Annuity Insurance Company	A	A-	BBB+	A3

Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3

TRANSFER AGENT

The Bank of New York Mellon

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310

1 (877) 272-7740

COMMON STOCK

Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Hartford Financial Services Group, Inc. is referred to herein as “The Hartford” or “the Company.”

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTOR FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	1
Operating Results by Segment	2
Consolidated Statements of Operations	3
Consolidating Balance Sheets	4
Capital Structure	5
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	6
Accumulated Other Comprehensive Loss	7
Computation of Basic and Diluted Earnings (Losses) Per Common Share	8
Analysis of Net Realized Capital Gains (Losses) After-tax and DAC	9
Computation of Return-on-Equity Measures	10

COMMERCIAL MARKETS
Income Statements	11
Property & Casualty Commercial
Operating Results	12
Underwriting Results	13
Supplemental Data	14
Group Benefits
Income Statements	15
Supplemental Data	16

CONSUMER MARKETS
Income Statements	17
Operating Results	18
Underwriting Results	19
Written and Earned Premiums	20

WEALTH MANAGEMENT
Operating Results	21
Financial Highlights Excluding Impact of Unlock	22
Deferred Policy Acquisition Costs and Present Value of Future Profits	23
Annuity Death and Income Benefits	24
Individual Annuity
Income Statements	25
Account Value Rollforward	26
Individual Life
Income Statements	27
Supplemental Data	28
Account Value Rollforward	29
Retirement Plans
Income Statements	30
Supplemental Data
Assets Under Management	31
Account Value and Asset Rollforward	32
Mutual Funds
Income Statements	33
Supplemental Data
Deposits and Assets Under Management	34
Asset Rollforward	35

RUNOFF OPERATIONS
Financial Highlights	36
Supplemental Data
Life Other Operations — Account Value Data	37
Life Other Operations — DAC Rollforward	38
International Annuity Death and Income Benefits	39

CORPORATE
Income Statements	40

INVESTMENTS
Investment Earnings Before-tax
Consolidated	41
Life	42
Property & Casualty	43
Composition of Invested Assets
Consolidated	44
Life	45
Property & Casualty	46
Unrealized Loss Aging	47
Invested Asset Exposures	48
As of December 31, 2011

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	On March 21, 2012, the Company announced the completion of an evaluation of its businesses and strategy. As a result of this review, which was conducted by the Company’s management and Board of Directors over the past several quarters, the Company announced that it will focus on its Property and Casualty, Group Benefits and Mutual Fund businesses, place its Individual Annuity business into runoff and pursue sales or other strategic alternatives for the Individual Life, Woodbury Financial Services and Retirement Plans businesses. Starting in the second quarter of 2012, financial results for the Individual Annuity segment, which consists of U.S. variable, fixed and fixed indexed annuities, will be reported in the Life Other Operations segment. The Company is organized into four divisions: Commercial Markets, Consumer Markets, Wealth Management and Runoff Operations and currently conducts business principally in nine reporting segments, as well as the Corporate category

•	The Commercial Markets division consists of the reporting segments of Property & Casualty Commercial and Group Benefits. Property & Casualty Commercial provides workers’ compensation, property, automobile, marine, livestock, liability and umbrella coverages, primarily throughout the United States (“U.S.”), along with a variety of customized insurance products and risk management services including professional liability, fidelity, surety, and specialty casualty coverages. Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.

•	Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. Consumer Markets also operates a member contact center for health insurance products offered through the AARP Health program.

•	The Wealth Management division includes the reporting segments of Individual Annuity, Individual Life, Retirement Plans and Mutual Funds. Individual Annuity offers individual variable, fixed market value adjusted, fixed index and single premium immediate annuities in the U.S. Individual Life sells a variety of life insurance products, including variable universal life, universal life, and term life. Retirement Plans provides products and services to corporations pursuant to Section 401(k)of the Internal Revenue Code of 1986, as amended (the “Code”) and products and services to municipalities and not-for-profit organizations under Sections 457 and 403(b) of the Code, collectively referred to as government plans. Mutual Funds offers retail mutual funds, investment-only mutual funds and college savings plans under Section 529 of the Code (collectively referred to as non-proprietary) and proprietary mutual funds supporting insurance products issued by The Hartford.

•	The Runoff Operations division includes the reporting segments of Life Other Operations and Property & Casualty Other Operations. Life Other Operations includes International Annuity, Institutional Annuity, and Private Placement Life Insurance, previously reported in Wealth Management. Property & Casualty Other Operations was previously reported in Corporate and Other.

•	The Hartford includes in Corporate the Company’s debt financing and related interest expense, as well as other capital raising activities; banking operations; certain fee inome and commissions expenses associated with sales of non-proprietary products by broker-dealer subsidiaries; and certain purchase accounting adjustments and other charges not allocated to the segments.

•	The balance sheet and certain balance sheet measures incorporated herein are presented in the statutory legal entity views for Life and Property & Casualty. Life consists of the Wealth Management division, Life Other Operations, Group Benefits and an Other category. Property & Casualty consists of the of Property & Casualty Commercial, Property & Casualty Other Operations and the Consumer Markets Division. Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

•	Mutual fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual funds assets are not included on the balance sheet.

•	Return on assets (“ROA”) is calculated using annualized earnings divided by a two-point average of assets under management.

•	Assets under management (“AUM”) include account values and mutual funds assets. AUM is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of account value whether caused by changes in capital markets or through net flows.

•	Assets under administration (“AUA”) represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.

•	Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.

•	NM—Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

BASIS OF PRESENTATION (CONTINUED)

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, discontinued operations and loss on extinguishment of debt. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for the Company’s managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page 2.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page 8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s Property & Casualty Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for Property & Casualty Commercial and Consumer Markets is set forth at pages 12 and 18, respectively.

•	The Hartford’s management evaluates profitability of the Property & Casualty Commercial and Consumer Markets segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. A reconciliation of underwriting results to net income for Property & Casualty Commercial and Consumer Markets is set forth at pages 12 and 18, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings,excluding discontinued operations and the impact of the DAC unlock, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. ROA is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings,excluding discontinued operations and the impact of the DAC unlock, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including net realized gains (losses), net of tax and DAC, excluded from core earnings,the effect of including discontinued operations and the effect of including the DAC unlock. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings,excluding discontinued operations, and the impact of the DAC unlock should include net realized gains and losses on net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings,excluding discontinued operations, and the impact of the DAC unlock should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings,excluding discontinued operations, and excluding the impact of the DAC unlock and ROA when reviewing the Company’s performance.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

BASIS OF PRESENTATION (CONTINUED)

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•

After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including certain realized gains (losses). Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should include net realized gains and losses on net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and after-tax margin when reviewing the Company’s performance.

•

Book value per common share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.

•

Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding and dilutive potential common shares. The Hartford provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.

•

The Hartford provides different measures of the return on common equity (“ROE”) of the Company. ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders’ equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders’ equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to common equity, including AOCI) is set forth at page 10.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month		3 Month
	2011	2011	2011	2011	2012	Change		Change
HIGHLIGHTS
Net income	$501	$33	$60	$118	$96	(81%)		(19%)
Core earnings	$574	$14	$50	$339	$612	7%		81%
Total revenues [1]	$6,300	$5,401	$4,520	$5,638	$7,661	22%		36%
Total assets	$320,987	$315,957	$304,188	$302,609	$310,548	(3%)		3%

PER SHARE AND SHARES DATA [2]
Basic earnings per common share
Net income available to common shareholders	$1.10	$0.05	$0.11	$0.24	$0.20	(82%)		(17%)
Core earnings available to common shareholders	$1.27	$0.01	$0.09	$0.74	$1.37	8%		85%
Diluted earnings per common share
Net income available to common shareholders	$0.99	$0.05	$0.11	$0.23	$0.18	(82%)		(22%)
Core earnings available to common shareholders	$1.13	$0.01	$0.08	$0.69	$1.25	11%		81%
Weighted average common shares outstanding (basic)	444.6	445.1	445.3	445.1	440.7	(3.9	) sh	(4.4	) sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	508.2	482.4	473.4	489.6	489.9	(18.3	) sh	0.3	sh
Common shares outstanding	445.1	445.3	445.5	442.5	440.9	(4.2	) sh	(1.6	) sh
Book value per common share	$42.44	$44.02	$46.70	$47.30	$46.99	11%		(1)%
Per common share impact of AOCI	$(1.66)	$(0.06)	$2.59	$2.83	$3.01	NM		6%
Book value per common share (excluding AOCI)	$44.10	$44.08	$44.11	$44.47	$43.98	—		(1)%

Book value per diluted share	$38.50	$40.09	$43.81	$44.31	$43.25	12%		(1)%
Per diluted share impact of AOCI	$(1.46)	$(0.05)	$2.37	$2.58	$2.70	NM		5%
Book value per diluted share (excluding AOCI)	$39.96	$40.14	$41.44	$41.73	$40.55	1%		(3%)
Common shares outstanding and dilutive potential common shares	505.1	502.8	487.6	484.9	491.9	(13.2	) sh	7.0	sh

FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI) [3]	10.3%	9.8%	5.9%	3.5%	1.5%	(8.8)		(2.0)
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [3]	10.3%	9.6%	6.0%	4.9%	5.1%	(5.2)		0.2
Debt to capitalization, including AOCI	25.4%	24.7%	23.6%	22.4%	22.6%	(2.8)		0.2
Annualized investment yield, after-tax	3.2%	3.1%	2.9%	2.8%	3.0%	(0.2)		0.2

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See page 3 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.
[2]	See page 8 for computation of basic and diluted earnings (losses) per common share.
[3]	See page 10 for a computation of ROE measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

OPERATING RESULTS BY SEGMENT

(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
Property & Casualty Commercial	$177	$96	$87	$29	$162	(8%)	NM
Group Benefits	19	30	20	17	5	(74%)	(71%)

Commercial Markets core earnings	196	126	107	46	167	(15%)	NM

Consumer Markets core earnings (losses)	111	(177)	(10)	85	102	(8%)	20%

Individual Annuity	151	150	(73)	161	184	22%	14%

Individual Life	36	41	(20)	36	26	(28%)	(28%)

Retirement Plans	11	11	(20)	—	12	9%	NM

Mutual Funds	27	27	24	20	20	(26%)	—

Wealth Management core earnings (losses)	225	229	(89)	217	242	8%	12%

ONGOING OPERATIONS	532	178	8	348	511	(4%)	47%

Life Other Operations	98	86	116	45	189	93%	NM
P&C Other Operations	23	(167)	9	16	20	(13%)	25%

Runoff Operations core earnings (losses)	121	(81)	125	61	209	73%	NM

Corporate core losses	(79)	(83)	(83)	(70)	(108)	(37%)	(54%)

CONSOLIDATED
Core earnings	574	14	50	339	612	7%	81%
Add: Income (loss) from discontinued operations	162	(80)	3	1	(1)	NM	NM
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1]	(235)	99	7	(222)	(515)	(119%)	(132%)

Net income	$501	$33	$60	$118	$96	(81%)	(19%)

PER SHARE DATA [2]
Diluted earnings per common share
Core earnings available to common shareholders	$1.13	$0.01	$0.08	$0.69	$1.25	11%	81%
Net income available to common shareholders	$0.99	$0.05	$0.11	$0.23	$0.18	(82%)	(22%)

DAC UNLOCK IMPACT ON CORE EARNINGS BY SEGMENT

Individual Annuity	$43	$(4)	$(163)	$69	$88	105%	28%

Individual Life	(2)	(1)	(57)	2	(8)	NM	NM

Retirement Plans	2	(2)	(24)	(1)	8	NM	NM

Life Other Operations	13	(10)	37	(25)	104	NM	NM

DAC unlock impact on core earnings	56	(17)	(207)	45	192	NM	NM
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	1	(49)	(262)	(40)	22	NM	NM

DAC unlock impact on net income (loss)	$57	$(66)	$(469)	$5	$214	NM	NM

[1]	Includes those net realized capital gains (losses) excluded from core earnings (losses). See page 9 for further analysis.
[2]	See page 8 for the reconciliation of net income per common share to core earnings per common share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
Earned premiums	$3,519	$3,545	$3,518	$3,506	$3,442	(2%)	(2%)
Fee income	1,209	1,219	1,192	1,130	1,134	(6%)	—
Net investment income (loss):
Securities available-for-sale and other	1,108	1,104	1,062	998	1,070	(3%)	7%
Equity securities, trading [1]	803	(597)	(1,890)	325	2,866	NM	NM

Total net investment income (loss)	1,911	507	(828)	1,323	3,936	106%	198%
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(119)	(31)	(71)	(42)	(36)	70%	14%
OTTI losses recognized in other comprehensive income	64	8	11	6	7	(89%)	17%

Net OTTI losses recognized in earnings	(55)	(23)	(60)	(36)	(29)	47%	19%
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	(348)	92	635	(350)	(881)	(153%)	(152%)

Total net realized capital gains (losses)	(403)	69	575	(386)	(910)	(126%)	(136%)
Other revenues	64	61	63	65	59	(8%)	(9%)

Total revenues	6,300	5,401	4,520	5,638	7,661	22%	36%

Benefits, losses and loss adjustment expenses	3,178	3,976	4,006	3,465	3,038	(4%)	(12%)
Benefits, losses and loss adjustment expenses—returns credited on international variable annuities [1]	803	(597)	(1,889)	324	2,864	NM	NM
Amortization of deferred policy acquisition costs and present value of future profits	450	592	1,005	397	321	(29%)	(19%)
Insurance operating costs and other expenses	1,354	1,452	1,287	1,217	1,312	(3%)	8%
Interest expense	128	128	128	124	124	(3%)	—
Goodwill impairment	—	—	—	30	—	—	(100%)

Total benefits and expenses	5,913	5,551	4,537	5,557	7,659	30%	38%

Income (loss) from continuing operations before income taxes	387	(150)	(17)	81	2	(99%)	(98%)

Income tax expense (benefit)	48	(263)	(74)	(36)	(95)	NM	(164%)

Income from continuing operations, net of tax	339	113	57	117	97	(71%)	(17%)

Income (loss) from discontinued operations, net of tax	162	(80)	3	1	(1)	NM	NM

Net income	501	33	60	118	96	(81%)	(19%)

Less: Income (loss) from discontinued operations, net of tax	162	(80)	3	1	(1)	NM	NM
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(235)	99	7	(222)	(515)	(119%)	(132%)

Core earnings	$574	$14	$50	$339	$612	7%	81%

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATING BALANCE SHEETS

AS OF DECEMBER 31, 2011 AND MARCH 31, 2012

	LIFE [1]			PROPERTY & CASUALTY [1]			CORPORATE [1]			CONSOLIDATED
	Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,
	2011	2012	Change	2011	2012	Change	2011	2012	Change	2011	2012	Change
Investments
Fixed maturities, available-for-sale, at fair value	$55,633	$56,923	2%	$26,023	$26,085	—	$153	$149	(3%)	$81,809	$83,157	2%
Fixed maturities, at fair value using the fair value option	1,317	1,279	(3%)	11	12	9%	—	—	—	1,328	1,291	(3%)
Equity securities, trading, at fair value	30,499	30,722	1%	—	—	—	—	—	—	30,499	30,722	1%
Equity securities, available-for-sale, at fair value	515	506	(2%)	302	322	7%	104	110	6%	921	938	2%
Mortgage loans	4,979	5,380	8%	749	895	19%	—	—	—	5,728	6,275	10%
Policy loans, at outstanding balance	2,001	1,970	(2%)	—	—	—	—	—	—	2,001	1,970	(2%)
Limited partnerships and other alternative investments	1,318	1,436	9%	1,214	1,296	7%	—	—	—	2,532	2,732	8%
Other investments	2,244	1,103	(51%)	121	130	7%	29	26	(10%)	2,394	1,259	(47%)
Short-term investments	5,641	3,384	(40%)	658	526	(20%)	1,437	1,346	(6%)	7,736	5,256	(32%)

Total investments	104,147	102,703	(1%)	29,078	29,266	1%	1,723	1,631	(5%)	134,948	133,600	(1%)
Cash	2,377	1,844	(22%)	203	214	5%	1	1	—	2,581	2,059	(20%)
Premiums receivable and agents’ balances	344	317	(8%)	3,102	3,248	5%	—	—	—	3,446	3,565	3%
Reinsurance recoverables	2,022	1,828	(10%)	2,746	2,731	(1%)	—	—	—	4,768	4,559	(4%)
Deferred policy acquisition costs and present value of future profits	6,000	6,017	—	556	560	1%	—	—	—	6,556	6,577	—
Deferred income taxes	174	594	NM	800	691	(14%)	1,157	1,090	(6%)	2,131	2,375	11%
Goodwill	470	470	—	119	119	—	417	417	—	1,006	1,006	—
Property and equipment, net	388	380	(2%)	632	628	(1%)	9	9	—	1,029	1,017	(1%)
Other assets	1,070	2,129	99%	1,205	1,093	(9%)	(1)	166	NM	2,274	3,388	49%
Separate account assets	143,870	152,402	6%	—	—	—	—	—	—	143,870	152,402	6%

Total assets	$260,862	$268,684	3%	$38,441	$38,550	—	$3,306	$3,314	—	$302,609	$310,548	3%

Future policy benefits, unpaid losses and loss adjustment expenses	19,466	19,108	(2%)	21,550	21,424	(1%)	—	—	—	$41,016	$40,532	(1%)
Other policyholder funds and benefits payable	45,612	44,080	(3%)	—	—	—	—	—	—	45,612	44,080	(3%)
Other policyholder funds and benefits payable— International variable annuities	30,461	30,677	1%	—	—	—	—	—	—	30,461	30,677	1%
Unearned premiums	182	180	(1%)	5,041	5,146	2%	(1)	(1)	—	5,222	5,325	2%
Debt	—	—	—	—	—	—	6,216	6,220	—	6,216	6,220	—
Consumer notes	314	310	(1%)	—	—	—	—	—	—	314	310	(1%)
Other liabilities	5,152	6,322	23%	1,831	1,607	(12%)	1,429	1,799	26%	8,412	9,728	16%
Separate account liabilities	143,870	152,402	6%	—	—	—	—	—	—	143,870	152,402	6%

Total liabilities	245,057	253,079	3%	28,422	28,177	(1%)	7,644	8,018	5%	281,123	289,274	3%

Common equity, excluding AOCI	13,943	13,844	(1%)	9,393	9,605	2%	(3,657)	(4,059)	(11%)	19,679	19,390	(1%)
Preferred stock	—	—	—	—	—	—	556	556	—	556	556	—
AOCI, net of tax	1,862	1,761	(5%)	626	768	23%	(1,237)	(1,201)	3%	1,251	1,328	6%

Total stockholders’ equity	15,805	15,605	(1%)	10,019	10,373	4%	(4,338)	(4,704)	(8%)	21,486	21,274	(1%)
Total liabilities and equity	$260,862	$268,684	3%	$38,441	$38,550	—	$3,306	$3,314	—	$302,609	$310,548	3%

[1]	Please refer to the basis of presentation on page i for a description of Life, Property & Casualty and Corporate.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CAPITAL STRUCTURE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt)	$400	$400	$400	$—	$—	(100%)	—
Senior notes	4,480	4,480	4,480	4,481	4,481	—	—
Junior subordinated debentures	1,730	1,734	1,737	1,735	1,739	1%	—

Total debt [1]	$6,610	$6,614	$6,617	$6,216	$6,220	(6%)	—

STOCKHOLDERS’ EQUITY
Common stockholders’ equity, excluding AOCI, net of tax	$19,629	$19,627	$19,651	$19,679	$19,390	(1%)	(1%)
Preferred stock	556	556	556	556	556	—	—
AOCI, net of tax	(738)	(25)	1,155	1,251	1,328	NM	6%

Total stockholders’ equity	$19,447	$20,158	$21,362	$21,486	$21,274	9%	(1%)

CAPITALIZATION
Total capitalization, including AOCI, net of tax	$26,057	$26,772	$27,979	$27,702	$27,494	6%	(1%)

Total capitalization, excluding AOCI, net of tax	$26,795	$26,797	$26,824	$26,451	$26,166	(2%)	(1%)

DEBT TO CAPITALIZATION RATIOS [1]
Total debt to capitalization, including AOCI	25.4%	24.7%	23.6%	22.4%	22.6%	(2.8)	0.2

Total debt to capitalization, excluding AOCI	24.7%	24.7%	24.7%	23.5%	23.8%	(0.9)	0.3

Total rating agency adjusted debt to capitalization [2] [3]	29.5%	28.6%	27.4%	26.5%	26.5%	(3.0)	—

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $382, $368, $349, $314 and $310 as of March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.
[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.6 billion, $1.5 billion, $1.5 billion, $1.6 billion and $1.5 billion for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.
[3]	Reflects 25% equity credit for the junior subordinated debentures and the discount value of the debentures issued in October 2008. Reflects 100% equity credit for the MCP stock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	March 31, 2012	December 31, 2011
P&C U.S. Statutory Net Income [1]	$402	$514

Life U.S. Statutory Net Income (Loss) [1]	$1,260	$(1,272)

P&C U.S. Statutory Capital and Surplus [1]	$7,716	$7,412
GAAP Adjustments
Deferred policy acquisition costs	560	556
Benefit reserves	(57)	(59)
GAAP unrealized losses on investments, net of tax	778	641
Goodwill	119	119
Non-admitted assets	968	1,081
Other, net	289	269

P&C GAAP Stockholders’ Equity	$10,373	$10,019

Life U.S. Statutory Capital and Surplus [1]	$7,451	$7,388
GAAP Adjustments
Investment in subsidiaries	3,188	3,748
Deferred policy acquisition costs	6,017	6,000
Deferred taxes	(1,111)	(1,542)
Benefit reserves	(2,974)	(2,991)
Unrealized losses on investments, net of impairments	2,165	2,472
Asset valuation reserve and interest maintenance reserve	918	816
Goodwill	470	470
Other, net	(519)	(556)

Life GAAP Stockholders’ Equity	$15,605	$15,805

[1]	Please refer to the basis of presentation on page i for a description of Life and Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
Fixed maturities net unrealized gain (loss)	$(262)	$324	$1,313	$1,599	$1,793	NM	12%
Equities net unrealized gain (loss)	28	7	(68)	(88)	(41)	NM	53%
Other-than-temporary impairment losses recognized in AOCI	(103)	(107)	(97)	(99)	(107)	(4%)	(8%)
Net deferred gain on cash-flow hedging instruments	317	388	542	516	463	46%	(10%)

Total net unrealized gain (loss)	(20)	612	1,690	1,928	2,108	NM	9%
Foreign currency translation adjustments	438	493	571	574	438	—	(24%)
Pension and other postretirement adjustment	(1,156)	(1,130)	(1,106)	(1,251)	(1,218)	(5%)	3%

Total accumulated other comprehensive income (loss)	$(738)	$(25)	$1,155	$1,251	$1,328	NM	6%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	THREE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2011	2011	2011	2011	2012
Numerator:
Net income	$501	$33	$60	$118	$96
Less: MCP dividends	10	11	10	11	10

Net income available to common shareholders	491	22	50	107	86
Add: Impact of assumed conversion of preferred shares to common [4]	10	—	—	—	—

Net income available to common shareholders and assumed conversion of preferred shares	501	22	50	107	86

Net income available to common shareholders	491	22	50	107	86
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1]	(235)	99	7	(222)	(515)
Less: Income (loss) from discontinued operations	162	(80)	3	1	(1)

Core earnings available to common shareholders	564	3	40	328	602
Add: Impact of assumed conversion of preferred shares to common [4]	10	—	—	11	10

Core earnings available to common shareholders and assumed conversion of preferred shares	$574	$3	$40	$339	$612

Denominator
Weighted average common shares outstanding (basic)	444.6	445.1	445.3	445.1	440.7
Dilutive effect of stock compensation	1.8	1.0	0.7	0.7	1.9
Dilutive effect of CPP Warrants [2]	34.0	32.9	27.4	23.1	26.4
Dilutive effect of Allianz warrants [3]	7.1	3.4	—	—	—

Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	487.5	482.4	473.4	468.9	469.0
Dilutive effect of assumed conversion of MCP [4]	20.7	—	—	20.7	20.9

Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	508.2	482.4	473.4	489.6	489.9

Basic earnings per common share
Net income available to common shareholders	$1.10	$0.05	$0.11	$0.24	$0.20
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(0.53)	0.22	0.02	(0.50)	(1.17)
Less: Income (loss) from discontinued operations	0.36	(0.18)	—	—	—

Core earnings available to common shareholders	$1.27	$0.01	$0.09	$0.74	$1.37

Diluted earnings per common share [5]
Net income available to common shareholders	$1.01	$0.05	$0.11	$0.23	$0.18
Add: Impact of assumed conversion of preferred shares to common [4]	(0.02)	—	—	—	—

Net income available to common shareholders and assumed conversion of preferred shares	$0.99	$0.05	$0.11	$0.23	$0.18

Net income available to common shareholders	$1.01	$0.05	$0.11	$0.23	$0.18
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(0.46)	0.20	0.02	(0.47)	(1.10)
Less: Income (loss) from discontinued operations	0.31	(0.16)	0.01	—	—

Core earnings available to common shareholders	1.16	0.01	0.08	0.70	1.28
Add: Impact of assumed conversion of preferred shares to common [4]	(0.03)	—	—	(0.01)	(0.03)

Core earnings available to common shareholders and assumed conversion of preferred shares	$1.13	0.01	0.08	0.69	1.25

[1]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.
[2]	The Hartford issued 52.1 million warrants to purchase The Hartford Common Stock to the U.S. Department of the Treasury on June 26, 2009 at a strike price of $9.79. The declaration of a quarterly common stock dividend of $0.10 during the third quarter of 2011 triggered a provision in The Hartford’s Warrant Agreement with The Bank of New York Mellon resulting in an adjustment to the warrant exercise price to $9.676 from $9.699.
[3]	The Hartford issued 69.4 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.23. On April 17, 2012, The Hartford repurchased 69.4 million warrants for $300 million as part of the Company’s existing $500 million equity repurchase program.
[4]	The Hartford issued $575 of mandatory convertible preferred stock which, at June 30, 2011 and September 30, 2011, would have been convertible into 20.7 million and 20.8 million weighted average shares of common stock, respectively. However, the impact of applying the “if-converted” method to these shares was anti-dilutive and, therefore, the shares were not included in core earnings available to common shareholders and assumed conversion of preferred shares. Additionally, at December 31, 2011 and March 31, 2012, the shares were not included in net income available to common shareholders and assumed conversion of preferred shares. At December 31, 2011 and March 31, 2012, the mandatory convertible preferred stock would have been converitible into 20.7 million and 20.9 million weighted average shares of common stock, respectively.
[5]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
Net Realized Capital Gains (Losses), After-Tax and DAC

Gains/losses on sales, net	$(48)	$174	$52	$69	$112	NM	62%
Net impairment gains (losses)	(30)	(14)	(34)	(34)	(16)	47%	53%
Japanese fixed annuity contract hedges, net	(11)	4	5	4	(13)	(18%)	NM
Results of variable annuity hedge program						—	—
U.S. GMWB derivatives, net	22	(19)	(167)	(74)	78	NM	NM
U.S. macro hedge	(28)	(11)	24	(29)	(76)	(171%)	(162%)

Total U.S. Program	(6)	(30)	(143)	(103)	2	NM	NM
International program	(152)	67	621	(98)	(760)	NM	NM

Total results of variable annuity hedge program	(158)	37	478	(201)	(758)	NM	NM
Other net gain (loss) [1]	11	(52)	(228)	(17)	137	NM	NM

Total net realized capital gains (losses), after-tax and DAC, excluding unlock	$(236)	$149	$273	$(179)	$(538)	(128%)	NM

DAC unlock impacts on net realized gains (losses)	1	(49)	(262)	(40)	22	NM	NM

Total net realized captial gains (losses), after-tax and DAC	(235)	100	11	(219)	(516)	(120%)	(136%)

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses)—After-Tax and DAC
Total net realized capital losses	$(235)	$100	$11	$(219)	$(516)	(120%)	(136%)
Less: total net realized capital gains (losses) included in core earnings (losses)	—	1	4	3	(1)	NM	NM

Total net realized capital losses, after tax and DAC, excluded from core earnings (losses)	$(235)	$99	$7	$(222)	$(515)	(119%)	(132%)

[1]	Other net gain (loss) primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPUTATION OF RETURN-ON-EQUITY MEASURES

	THREE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2011	2011	2011	2011	2012
Numerator [1]:
Net income available to common shareholders — last 12 months	$1,836	$1,774	$1,208	$712	$307
Core earnings available to common shareholders — last 12 months	$2,001	$1,802	$1,173	$977	$1,015

Denominator [2]:
Average common stockholders’ equity, including AOCI	17,827.5	18,079.0	20,387.0	20,120.0	20,360.5
Less: Average AOCI	(1,602.7)	(720.6)	708.2	130.5	295.0

Average common stockholders’ equity, excluding AOCI	19,430.2	18,799.6	19,678.8	19,989.5	20,065.5

ROE (net income last 12 months to common stockholders’ equity, including AOCI) [3]	10.3%	9.8%	5.9%	3.5%	1.5%
ROE (core earnings last 12 months to common stockholders’ equity, excluding AOCI) [3]	10.3%	9.6%	6.0%	4.9%	5.1%

[1]	For a reconciliation of net income to core earnings, see page 8.
[2]	Average equity is calculated by taking the sum of common stockholders’ equity at the beginning of the twelve month period and common stockholders’ equity at the end of the twelve month period and dividing by 2.
[3]	When calculating return-on-equity, the MCP preferred stock is included in average common stockholders’ equity and MCP preferred dividends are added back to net income available to common shareholders and core earnings available to common shareholders.

COMMERCIAL MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
Earned premiums	$2,526	$2,579	$2,553	$2,554	$2,514	—	(2%)
Fee income	16	14	16	16	15	(6%)	(6%)
Net investment income	346	345	319	311	334	(3%)	7%
Other revenues	23	26	28	20	22	(4%)	10%
Net realized capital gains (losses)	(37)	23	(45)	6	63	NM	NM

Total revenues	2,874	2,987	2,871	2,907	2,948	3%	1%

Losses and loss adjustment expenses	1,830	1,997	1,983	2,080	1,886	3%	(9%)
Amortization of deferred policy acquisition costs	237	239	238	238	239	1%	—
Insurance operating costs and other expenses	592	580	567	522	549	(7%)	5%
Goodwill impairment	—	—	—	30	—	—	(100%)

Total benefits and expenses	2,659	2,816	2,788	2,870	2,674	1%	(7%)

Income from continuing operations before income taxes	215	171	83	37	274	27%	NM

Income tax expense (benefit) [1]	41	9	3	(15)	66	61%	NM

Income from continuing operations, net of tax	174	162	80	52	208	20%	NM

Income (loss) from discontinued operations, net of tax	160	(3)	(2)	(5)	(1)	NM	80%

Net income	334	159	78	47	207	(38%)	NM

Less: Income (loss) from discontinued operations, net of tax	160	(3)	(2)	(5)	(1)	NM	80%
Less: Net realized capital gains (losses), after-tax, excluded from core earnings [1]	(22)	36	(27)	6	41	NM	NM

Core earnings	$196	$126	$107	$46	$167	(15%)	NM

[1]	The three months ended June 30, 2011 includes a benefit of $21, related to the release of a tax valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

PROPERTY & CASUALTY COMMERCIAL

OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
UNDERWRITING RESULTS
Written premiums	$1,645	$1,498	$1,551	$1,482	$1,687	3%	14%
Change in unearned premium reserve	147	(19)	(2)	(77)	130	(12%)	NM

Earned premiums	1,498	1,517	1,553	1,559	1,557	4%	—

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	962	950	1,085	1,142	1,027	7%	(10%)
Current accident year catastrophes	46	166	93	15	32	(30%)	113%
Prior accident years [2]	(6)	31	(9)	109	20	NM	(82%)

Total losses and loss adjustment expenses	1,002	1,147	1,169	1,266	1,079	8%	(15%)

Underwriting expenses [3]	462	460	453	429	476	3%	11%
Dividends to policyholders [4]	4	4	5	5	(2)	NM	NM

Underwriting results	30	(94)	(74)	(141)	4	(87%)	NM

Net investment income	242	239	217	212	235	(3%)	11%
Periodic net coupon settlements on credit derivatives, before-tax	(2)	(1)	(2)	—	—	100%	—
Other expenses	(40)	(34)	(35)	(29)	(26)	35%	10%
Goodwill impairment	—	—	—	(30)	—	—	100%
Income tax (expense) benefit	(53)	(14)	(19)	17	(51)	4%	NM

Core earnings	177	96	87	29	162	(8%)	NM
Add: Net realized capital gains (losses), after-tax	(14)	25	(32)	8	28	NM	NM

Income from continuing operations, net of tax	163	121	55	37	190	17%	NM

Add: Income (loss) from discontinued operations, net of tax	160	(3)	(2)	(5)	(1)	NM	80%

Net income	$323	$118	$53	$32	$189	(41%)	NM

[1]	The three months ended September 30, 2011 included current accident year reserve strengthening of $47 predominantly related to workers compensation business. The three months ended December 31, 2011 included current accident year reserve strengthening of $87 predominantly related to workers compensation business.
[2]	Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2011	2011	2011	2011	2012
Auto liability	(1)	—	(4)	1	12
Workers’ compensation	(1)	4	7	161	8
Package business	(7)	3	(42)	(30)	(16)
General liability	6	6	(8)	(44)	(16)
Professional liability	(9)	2	29	7	9
Discount accretion on workers’ compensation	7	10	15	6	29
Catastrophes	(5)	10	2	5	3
Other reserve re-estimates, net	4	(4)	(8)	3	(9)

Total prior accident years development	(6)	31	(9)	109	20

[3]	The three months ended December 31, 2011 included taxes, licenses and fees reserve releases of $12.
[4]	The three months ended March 31, 2012 included a decrease in prior year dividends of $8.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

PROPERTY & CASUALTY COMMERCIAL

UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
UNDERWRITING RESULTS	$30	$(94)	$(74)	$(141)	$4	(87%)	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	64.3	62.6	69.9	73.3	66.0	(1.7)	7.3
Current accident year catastrophes	3.0	11.0	6.0	1.0	2.1	0.9	(1.1)
Prior accident years [2]	(0.4)	2.1	(0.6)	7.0	1.3	(1.7)	5.7

Total losses and loss adjustment expenses	66.9	75.6	75.3	81.2	69.3	(2.4)	11.9

Expenses	30.8	30.3	29.2	27.5	30.6	0.2	(3.1)
Policyholder dividends	0.3	0.3	0.3	0.3	(0.1)	0.4	0.4

Combined ratio	97.9	106.2	104.8	109.0	99.7	(1.8)	9.3

Catastrophes
Current year	3.0	11.0	6.0	1.0	2.1	0.9	(1.1)
Prior year	(0.3)	0.7	0.1	0.3	0.2	(0.5)	0.1

Catastrophe ratio	2.7	11.6	6.1	1.3	2.2	0.5	(0.9)

Combined ratio before catastrophes	95.2	94.5	98.6	107.8	97.5	(2.3)	10.3

Combined ratio before catastrophes and prior year development	95.3	93.1	99.4	101.1	96.4	(1.1)	4.7

[1]	The three months ended September 30, 2011 included current accident year reserve strengthening of 3.0 points, predominantly related to workers’ compensation business. The three months ended December 31, 2011 included current accident year reserve strengthening of 5.6 points, predominantly related to workers’ compensation business.
[2]	Refer to footnote 2 on page 12 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

PROPERTY & CASUALTY COMMERCIAL

SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
WRITTEN PREMIUMS [1]

Small Commercial	$755	$725	$719	$688	$815	8%	18%
Middle Market	$602	$537	$572	$569	$581	(3%)	2%

EARNED PREMIUMS [1]

Small Commercial	$679	$692	$715	$719	$726	7%	1%
Middle Market	$574	$576	$587	$584	$577	1%	(1%)

SMALL COMMERCIAL

Combined ratio	91.2	104.1	96.2	101.1	97.3	(6.1)	3.8
Combined ratio before catastrophes	87.1	85.1	89.8	99.5	93.1	(6.0)	6.4
Combined ratio before catastrophes and prior year development	87.7	84.4	92.5	92.9	91.8	(4.1)	1.1

MIDDLE MARKET

Combined ratio	103.9	105.8	109.4	121.0	98.8	5.1	22.2
Combined ratio before catastrophes	101.7	99.2	101.3	119.2	97.6	4.1	21.6
Combined ratio before catastrophes and prior year development	100.9	98.2	103.7	108.9	99.2	1.7	9.7

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases
Small Commercial and Middle Market	3%	3%	4%	5%	7%	4.0	2.0

Policy Count Retention
Small Commercial	83%	83%	82%	83%	84%	1.0	1.0
Middle Market	80%	79%	77%	77%	79%	(1.0)	2.0

New Business Premium $
Small Commercial	$143	$146	$135	$119	$145	1%	22%
Middle Market	$125	$107	$105	$86	$91	(27%)	6%

Policies in force
Small Commercial	1,145,053	1,165,123	1,172,591	1,170,947	1,179,995	3%	1%
Middle Market	85,442	85,809	84,421	82,695	81,159	(5%)	(2%)

[1]	The difference between the written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

GROUP BENEFITS

INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
Earned premiums	$1,028	$1,062	$1,000	$995	$957	(7%)	(4%)
Fee income	16	14	16	16	15	(6%)	(6%)
Net investment income	104	106	102	99	99	(5%)	—
Net realized capital gains (losses)	(14)	10	6	(5)	20	NM	NM

Total revenues	1,134	1,192	1,124	1,105	1,091	(4%)	(1%)

Benefits, losses and loss adjustment expenses	828	850	814	814	807	(3%)	(1%)
Amortization of deferred policy acquisition costs	9	9	9	8	8	(11%)	—
Insurance operating costs and other expenses [1]	291	286	274	270	258	(11%)	(4%)

Total benefits and expenses	1,128	1,145	1,097	1,092	1,073	(5%)	(2%)

Income from continuing operations before income taxes	6	47	27	13	18	NM	38%

Income tax expense (benefit)	(5)	6	2	(2)	—	100%	100%

Net income	11	41	25	15	18	64%	20%

Less: Net realized capital gains (losses), after-tax, excluded from core earnings	(8)	11	5	(2)	13	NM	NM

Core earnings	$19	$30	$20	$17	$5	(74%)	(71%)

Earnings margin (After-tax)
Net income	1.0%	3.6%	2.2%	1.4%	1.7%	0.7	0.3
Core earnings	1.7%	2.6%	1.8%	1.5%	0.5%	(1.2)	(1.0)

[1]	The three months ended March 31, 2011 includes a one-time payment to a third-party administrator of $8, before-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

GROUP BENEFITS

SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$462	$452	$452	$452	$428	(7%)	(5%)
Group life	516	512	501	495	476	(8%)	(4%)
Other	50	49	47	48	50	—	4%

Total fully insured — ongoing premiums	$1,028	$1,013	$1,000	$995	$954	(7%)	—

Total buyouts [1]	—	49	—	—	3	—	—

Total premiums	1,028	1,062	1,000	995	957	(7%)	(4%)
Group disability — premium equivalents [2]	105	107	109	111	110	5%	(1%)

Total premiums and premium equivalent	$1,133	$1,169	$1,109	$1,106	$1,067	(6%)	(4%)

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$109	$41	$36	$33	$86	(21%)	161%
Group life	128	48	53	40	135	5%	NM
Other	7	3	2	5	7	—	40%

Total fully insured — ongoing sales	244	92	91	78	228	(7%)	192%

Total buyouts [1]	—	49	(1)	—	2	—	—

Total sales	244	141	90	78	230	(6%)	195%
Group disability premium equivalents [2]	47	22	23	14	31	(34%)	121%

Total sales and premium equivalents	$291	$163	$113	$92	$261	(10%)	184%

RATIOS [3]
Loss ratio	79.3%	78.0%	80.1%	80.5%	83.0%	3.7	2.5
Expense ratio [4]	28.7%	28.7%	27.9%	27.5%	27.5%	(1.2)	—

GAAP RESERVES [5]
Group disability	$5,164	$5,225	$5,259	$5,307	$5,342	3%	1%
Group life	1,217	1,210	1,206	1,202	1,174	(4%)	(2%)
Other	76	75	75	77	75	(2%)	(3%)

Total GAAP reserves	$6,457	$6,510	$6,540	$6,586	$6,591	2%	—

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.
[2]	ASO fees and claims under claim management agreements.
[3]	Ratios calculated excluding the effects of buyout premiums.
[4]	The three months ended March 31, 2011 includes a one-time payment to a third-party administrator totaling 0.7 points.
[5]	Reserve balances for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012 are net of reinsurance recoverables of $212, $219, $225, $233 and $239, respectively.

CONSUMER MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
Earned premiums	$956	$939	$930	$922	$909	(5%)	(1%)
Net investment income	50	49	46	42	43	(14%)	2%
Other revenues	40	36	35	45	37	(8%)	(18%)
Net realized capital gains (losses)	(4)	2	(10)	1	7	NM	NM

Total revenues	1,042	1,026	1,001	1,010	996	(4%)	(1%)

Losses and loss adjustment expenses	599	904	767	616	558	(7%)	(9%)
Amortization of deferred policy acquisition costs	85	85	84	83	83	(2%)	—
Insurance operating costs and other expenses [1]	197	311	180	183	196	(1%)	7%

Total benefits and expenses	881	1,300	1,031	882	837	(5%)	(5%)

Income (loss) before income taxes	161	(274)	(30)	128	159	(1%)	24%

Income tax expense (benefit)	53	(102)	(14)	41	51	(4%)	24%

Net income (loss)	108	(172)	(16)	87	108	—	24%

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses)	(3)	5	(6)	2	6	NM	NM

Core earnings (losses)	$111	$(177)	$(10)	$85	$102	(8%)	20%

[1]	The three months ended June 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
UNDERWRITING RESULTS
Written premiums	$884	$969	$964	$858	$861	(3%)	—
Change in unearned premium reserve	(72)	30	34	(64)	(48)	33%	25%

Earned premiums	956	939	930	922	909	(5%)	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes	616	623	663	634	574	(7%)	(9%)
Current accident year catastrophes	32	281	113	(1)	39	22%	NM
Prior accident years [1]	(49)	—	(9)	(17)	(55)	(12%)	NM

Total losses and loss adjustment expenses	599	904	767	616	558	(7%)	(9%)

Underwriting expenses	234	232	225	218	233	—	7%

Underwriting results	123	(197)	(62)	88	118	(4%)	34%

Net investment income	50	49	46	42	43	(14%)	2%
Periodic net coupon settlements on credit derivatives, before-tax	—	(1)	—	(1)	(1)	—	—
Other expenses [2]	(8)	(128)	(4)	(3)	(9)	(12%)	NM
Income tax expense (benefit)	(54)	100	10	(41)	(49)	9%	(20%)

Core earnings (losses)	111	(177)	(10)	85	102	(8%)	20%

Add: Net realized capital gains (losses), after-tax	(3)	5	(6)	2	6	NM	NM

Net income (loss)	$108	$(172)	$(16)	$87	$108	—	24%

[1]	Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2011	2011	2011	2011	2012
Auto liability	$(55)	$(9)	$(19)	$(10)	$(30)
Homeowners	(14)	1	14	(2)	(5)
Catastrophes	19	9	—	(3)	(14)
Other reserve re-estimates, net	1	(1)	(4)	(2)	(6)

Total prior accident years development	$(49)	$—	$(9)	$(17)	$(55)

[2]	The three months ended June 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
UNDERWRITING RESULTS	$123	$(197)	$(62)	$88	$118	(4%)	34%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	64.3	66.5	71.3	68.8	63.1	1.2	5.7
Current accident year catastrophes	3.4	29.9	12.2	(0.1)	4.3	(0.9)	(4.4)
Prior accident years [1]	(5.1)	(0.0)	(1.0)	(1.8)	(6.1)	1.0	4.3

Total losses and loss adjustment expenses	62.6	96.4	82.5	66.8	61.4	1.2	5.4

Expenses	24.7	24.7	24.2	23.6	25.6	(0.9)	(2.0)

Combined ratio	87.3	121.1	106.7	90.5	87.0	0.3	3.5

Catastrophes
Current year	3.4	29.9	12.2	(0.1)	4.3	(0.9)	(4.4)
Prior year	2.0	1.0	—	(0.3)	(1.5)	3.5	1.2

Catastrophe ratio	5.4	30.8	12.2	(0.4)	2.8	2.6	(3.2)

Combined ratio before catastrophes	81.9	90.2	94.5	90.9	84.3	(2.4)	6.6

Combined ratio before catastrophes and prior year development	89.0	91.2	95.5	92.4	88.8	0.2	3.6

PRODUCT
Automobile	85.2	98.0	99.4	99.0	88.4	(3.2)	10.6
Homeowners	91.5	175.0	124.1	72.5	83.8	7.7	(11.3)

Total	87.3	121.1	106.7	90.5	87.0	0.3	3.5

[1]	Refer to footnote 1 on page 18 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP Direct	$647	$724	$717	$630	$633	(2%)	—
AARP Agency	14	17	19	22	27	93%	23%
Other Agency	210	216	213	194	186	(11%)	(4%)
Other	13	12	15	12	15	15%	25%

Total	$884	$969	$964	$858	$861	(3%)	—

EARNED PREMIUMS [1]

AARP Direct	$698	$694	$687	$685	$676	(3%)	(1%)
AARP Agency	10	12	14	16	19	90%	19%
Other Agency	233	222	215	208	201	(14%)	(3%)
Other	15	11	14	13	13	(13%)	—

Total	$956	$939	$930	$922	$909	(5%)	(1%)

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$641	$665	$657	$599	$620	(3%)	4%
Homeowners	243	304	307	259	241	(1%)	(7%)

Total	$884	$969	$964	$858	$861	(3%)	—

EARNED PREMIUMS [1]

Automobile	$672	$657	$649	$641	$632	(6%)	(1%)
Homeowners	284	282	281	281	277	(2%)	(1%)

Total	$956	$939	$930	$922	$909	(5%)	(1%)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases
Automobile	7%	6%	4%	3%	4%	(3.0)	1.0
Homeowners	9%	9%	8%	6%	6%	(3.0)	—

Policy Count Retention
Automobile	82%	82%	83%	83%	84%	2.0	1.0
Homeowners	83%	84%	84%	84%	85%	2.0	1.0

New Business Premium $
Automobile	$66	$75	$80	$77	$86	30%	12%
Homeowners	$19	$23	$26	$23	$25	32%	9%

Policies in force
Automobile	2,178,719	2,137,351	2,106,385	2,080,535	2,065,317	(5%)	(1%)
Homeowners	1,402,264	1,380,301	1,358,162	1,338,676	1,330,117	(5%)	(1%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

WEALTH MANAGEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
REVENUES
Earned premiums [1]	$44	$33	$42	$35	$21	(52%)	(40%)
Fee income [1]	880	891	858	805	821	(7%)	2%
Net investment income	406	410	406	395	421	4%	7%
Net realized capital gains (losses)	(66)	1	(210)	(295)	34	NM	NM

Total revenues	1,264	1,335	1,096	940	1,297	3%	38%

Benefits and claims, losses and loss adjustment expenses [1]	505	527	732	466	479	(5%)	3%
Amortization of deferred policy acquisition costs [1]	86	258	390	(14)	57	(34%)	NM
Insurance operating costs and other expenses	434	433	397	414	418	(4%)	1%

Total benefits and expenses	1,025	1,218	1,519	866	954	(7%)	10%

Income (loss) before income taxes	239	117	(423)	74	343	44%	NM

Income tax expense (benefit) [1] [2]	45	(70)	(191)	(16)	88	96%	NM

Net income (loss)	194	187	(232)	90	255	31%	183%

Less: Net realized capital gains (losses), after-tax, excluded from core earnings [1][3]	(31)	(42)	(143)	(127)	13	NM	NM

Core earnings (losses)	$225	$229	$(89)	$217	$242	8%	12%

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2011	2011	2011	2011	2012
Earned Premiums	$—	$1	$(3)	$1	$—
Fee Income	(1)	5	22	14	(2)
Benefits, losses and loss adjustment expense	(28)	1	168	(54)	(56)
Amortization of deferred policy acquisition costs	(38)	88	243	22	(83)
Income tax expense (benefit)	21	(27)	(137)	16	48

Net income (loss)	44	(56)	(255)	31	89
Less: Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	1	(49)	(11)	(39)	1

Core earnings (losses)	$43	$(7)	$(244)	$70	$88

[2]	The three months ended June 30, 2011 includes a tax benefit of $52 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.
[3]	The three months ended June 30, 2011 includes a benefit of $22 related to the release of a deferred tax valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011	March 31, 2012	3 Month Change	3 Month Change
CORE EARNINGS BY SEGMENT

Individual Annuity	$108	$154	$90	$92	$96	(11%)	4%
Individual Life	38	42	37	34	34	(11%)	—
Retirement Plans	9	13	4	1	4	(56%)	NM
Mutual Funds	27	27	24	20	20	(26%)	—

Wealth Management core earnings, excluding DAC unlock	182	236	155	147	154	(15%)	5%
DAC unlock impacts on net income (loss)	44	(56)	(255)	31	89	102%	187%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(32)	7	(132)	(88)	12	NM	NM

Wealth Management net income (loss)	194	187	(232)	90	255	31%	183%

DAC UNLOCK IMPACT ON CORE EARNINGS (LOSSES) BY SEGMENT

Individual Annuity	43	(4)	(163)	69	88	105%	28%
Individual Life	(2)	(1)	(57)	2	(8)	NM	NM
Retirement Plans	2	(2)	(24)	(1)	8	NM	NM

DAC unlock impact on core earnings (losses)	43	(7)	(244)	70	88	105%	26%

DAC unlock impact on net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1]	1	(49)	(11)	(39)	1	—	NM
DAC unlock impact on net income (loss)	$44	$(56)	$(255)	$31	$89	102%	187%

ASSETS UNDER MANAGEMENT BY SEGMENT

Individual Annuity	$95,113	$91,325	$78,443	$80,391	$83,742	(12%)	4%
Individual Life	12,470	12,366	11,808	12,300	12,928	4%	5%
Retirement Plans	55,348	55,555	49,685	52,302	57,155	3%	9%
Non-proprietary Mutual Funds	59,945	58,150	47,307	48,768	53,244	(11%)	9%

Total assets under management	$222,876	$217,396	$187,243	$193,761	$207,069	(7%)	7%

DEPOSITS BY SEGMENT
Individual Annuity	$263	$247	$228	$258	$353	34%	37%
Individual Life	415	448	512	545	481	16%	(12%)
Retirement Plans	2,863	2,069	2,470	2,034	2,606	(9%)	28%
Non-proprietary Mutual Funds	4,821	3,872	4,338	2,318	2,744	(43%)	18%

Total deposits	$8,362	$6,636	$7,548	$5,155	$6,184	(26%)	20%

[1]	Included in the three months ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31,2012 are income tax expense (benefits) of $(1), $(25), $(4), $(23), and $0, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

					Total
	Individual	Individual	Retirement	Mutual	Wealth
	Annuity	Life	Plans	Funds	Management
YEAR-TO-DATE
Balance, December 31, 2011	$2,412	$2,002	$304	$27	$4,745
Adjustments to unrealized gains and losses on securities available - for - sale and other	178	236	44	—	458

Balance excluding adjustments to unrealized gains and losses on securities available - for - sale and other	2,590	2,238	348	27	5,203
Capitalization	23	66	14	7	110
Amortization - deferred policy acquisition costs	(79)	(22)	(8)	(9)	(118)
Amortization - present value of future profits	(1)	(4)	—	—	(5)
Amortization - realized capital gains / losses	(3)	(12)	(2)	—	(17)
Amortization - unlock - core	72	(2)	12	—	82
Amortization - unlock - non-core	2	1	(2)	—	1

Balance, March 31, 2012	2,604	2,265	362	25	5,256
Adjustments to unrealized gains and losses on securities available - for - sale and other	(202)	(231)	(49)	—	(482)

Balance, March 31, 2012 including adjustments to unrealized gains and losses on securities available-for-sale and other	$2,402	$2,034	$313	$25	$4,774

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

SUPPLEMENTAL DATA—ANNUITY DEATH AND LIVING BENEFITS [1]

	As of	As of	As of	As of	As of
	March 31,	June 30,	September 30,	December 31,	March 31,
	2011	2011	2011	2011	2012
S&P 500 index value at end of period	1,325.83	1,320.64	1,131.42	1,257.60	1,408.47

Total account value with guaranteed minimum death benefits (“GMDB”)	$90,968	$87,303	$73,831	$76,239	$80,230
GMDB gross net amount of risk	8,616	8,598	15,934	12,070	7,724
% of GMDB NAR reinsured	63%	64%	54%	57%	64%
GMDB retained net amount of risk	3,152	3,136	7,306	5,136	2,750
GMDB net GAAP liability [2]	348	347	441	380	322

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	44,803	42,501	35,566	36,604	38,312
GMWB gross net amount of risk	1,296	745	3,025	1,888	847
% of GMWB NAR reinsured	17%	21%	16%	16%	16%
GMWB retained net amount of risk	1,080	592	2,533	1,587	711
GMWB net GAAP liability [3]	1,330	1,176	2,276	2,082	1,355

[1]	ADIB include Individual Annuity and Retirement Plans group annuity contracts.
[2]	For the three months ended March 31, 2011 there was a decrease to the GMDB/GMIB liability as a result of the unlock of $(25). For the three months ended June 30, 2011, the amount was $(10). For the three months ended September 30, 2011, the amount was $89. For the three months ended December 31, 2011 the amount was $(54). For the three months ended March 31, 2012 the amount was $(61).
[3]	Policies with a guaranteed living benefit (a GMWB in the US) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown, however, these benefits are not additive. When a policy terminates due to death, any NAR related to GMWB is released. Similarly, when a policy goes into benefit status on a GMWB or, by contract, the GMDB NAR is reduced to $0.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL ANNUITY

INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
Fee Income [1]	$375	$380	$344	$312	$321	(14%)	3%
Earned premiums [1]	65	56	66	62	47	(28%)	(24%)
Net investment income	197	196	191	184	199	1%	8%
Net realized capital gains (losses)	(28)	(16)	(236)	(311)	20	NM	NM

Total revenues	609	616	365	247	587	(4%)	138%

Benefits, losses and loss adjustment expenses [1]	251	272	391	192	182	(27%)	(5%)
Amortization of deferred policy acquisition costs [1]	42	195	241	(60)	9	(79%)	NM
Insurance operating costs and other expenses	142	139	123	142	128	(10%)	(10%)

Total benefits and expenses	435	606	755	274	319	(27%)	16%

Income (loss) before income taxes	174	10	(390)	(27)	268	54%	NM

Income tax expense (benefit) [1] [2]	31	(77)	(166)	(45)	70	126%	NM

Net income (loss)	143	87	(224)	18	198	38%	NM

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (loss) [1]	(8)	(63)	(151)	(143)	14	NM	NM

Core earnings (losses)	$151	$150	$(73)	$161	$184	22%	14%

RETURN ON ASSETS (After-tax bps)
Net income (loss)	60.1	37.3	(105.6)	9.1	96.5	36.4	87.4
Core earnings (losses), excluding impact of DAC unlock	45.4	66.1	42.4	46.3	46.8	1.4	0.5

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2011	2011	2011	2011	2012
Fee Income	$(1)	$4	$4	$1	$(2)
Earned premiums	—	1	(3)	1	—
Benefits, losses and loss adjustment expenses	(28)	1	100	(50)	(66)
Amortization of deferred policy acquisition costs	(37)	82	163	6	(74)
Income tax expense (benefit)	21	(26)	(92)	17	48

Net income (loss)	43	(52)	(170)	29	90
Less: Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	(48)	(7)	(40)	2

Core earnings (loss)	43	(4)	(163)	69	88

[2]	The three months ended June 30, 2011 include a tax benefit of $45 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL ANNUITY

SUPPLEMENTAL DATA—ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2011	2011	2011	2011	2012
VARIABLE ANNUITIES
Beginning balance	$83,013	$82,977	$79,347	$66,716	$68,760

Deposits	250	227	192	216	307
Surrenders	(2,963)	(3,141)	(2,445)	(2,207)	(2,502)
Death benefits/annuitizations/annuity payouts [1]	(419)	(392)	(344)	(346)	(449)
Transfers	(47)	(44)	(45)	(44)	3

Net Flows	(3,179)	(3,350)	(2,642)	(2,381)	(2,641)
Change in market value/change in reserve/interest credited	3,142	(281)	(9,989)	4,425	6,116
Other [2]	1	1	—	—	—

Ending balance	$82,977	$79,347	$66,716	$68,760	$72,235

FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER

Beginning balance	$12,223	$12,136	$11,978	$11,727	$11,631

Deposits	13	20	36	42	46
Surrenders	(173)	(203)	(301)	(175)	(204)
Death benefits/annuitizations/annuity payouts [1]	(152)	(167)	(165)	(163)	(102)
Transfers	66	68	73	62	1

Net Flows	(246)	(282)	(357)	(234)	(259)
Change in market value/change in reserve/interest credited	159	124	106	138	136
Other	—	—	—	—	(1)

Ending balance	$12,136	$11,978	$11,727	$11,631	$11,507

TOTAL INDIVIDUAL ANNUITY

Beginning balance	$95,236	$95,113	$91,325	$78,443	$80,391

Deposits	263	247	228	258	353
Surrenders	(3,136)	(3,344)	(2,746)	(2,382)	(2,706)
Death benefits/annuitizations/annuity payouts [1]	(571)	(559)	(509)	(509)	(551)
Transfers	19	24	28	18	4

Net Flows	(3,425)	(3,632)	(2,999)	(2,615)	(2,900)
Change in market value/change in reserve/interest credited	3,301	(157)	(9,883)	4,563	6,252
Other [2]	1	1	—	—	(1)

Ending balance	$95,113	$91,325	$78,443	$80,391	$83,742

[1]	Includes transfers from the accumulation phase to the annuitization phase.
[2]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL LIFE

INCOME STATEMENTS

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
Fee income [1]	$233	$237	$269	$262	$255	9%	(3%)
Earned premiums	(24)	(25)	(25)	(28)	(28)	(17%)	—
Net investment income	111	115	115	115	122	10%	6%
Net realized capital gains (losses)	(30)	6	28	26	(1)	97%	NM

Total revenues	290	333	387	375	348	20%	(7%)

Benefits, losses and loss adjustment expenses [1]	182	180	260	194	216	19%	11%
Amortization of deferred policy acquisition costs [1]	25	34	87	25	39	56%	56%
Insurance operating costs and other expenses	61	67	63	70	70	15%	—

Total benefits and expenses	268	281	410	289	325	21%	12%

Income (loss) before income taxes	22	52	(23)	86	23	5%	(73%)

Income tax expense (benefit) [1] [2]	4	6	(14)	27	4	—	(85%)

Net income (loss)	18	46	(9)	59	19	6%	(68%)

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings (loss) [1]	(18)	5	11	23	(7)	61%	NM

Core earnings (losses)	$36	$41	$(20)	$36	$26	(28%)	(28%)

EARNINGS MARGIN (After-tax)
Net income (loss)	6.2%	13.8%	(2.3%)	15.7%	5.5%	(0.7)	(10.2)
Core earnings (losses), excluding impact of DAC unlock	11.8%	13.0%	11.0%	10.0%	9.8%	(2.0)	(0.2)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2011	2011	2011	2011	2012
Fee Income	$—	$1	$18	$13	$—
Benefits, losses and loss adjustment expense	—	—	66	(4)	10
Amortization of deferred policy acquisition costs	1	3	40	14	1
Income tax expense (benefit)	—	(1)	(30)	—	(3)

Net income (loss)	(1)	(1)	(58)	3	(8)
Less: Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings (losses)	1	—	(1)	1	—

Core earnings (losses)	(2)	(1)	(57)	2	(8)

[2]	The three months ended June 30, 2011 include a tax benefit of $3 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL LIFE

SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
SALES BY DISTRIBUTION
National Accounts	$22	$28	$29	$39	$26	18%	(33%)
Independent	28	25	31	36	32	14%	(11%)
Other	4	3	2	2	3	(25%)	50%

Total sales by distribution	$54	$56	$62	$77	$61	13%	(21%)

SALES BY PRODUCT
Variable Life	$7	$8	$6	$6	$5	(29%)	(17%)
Universal life	43	43	52	67	52	21%	(22%)
Term/other life	4	5	4	4	4	—	—

Total sales by product	$54	$56	$62	$77	$61	13%	(21%)

PREMIUMS & DEPOSITS
Variable life	$127	$130	$134	$126	$118	(7%)	(6%)
Universal life/other life	288	318	378	419	363	26%	(13%)
Term/other	37	39	43	42	41	11%	(2%)

Total Premiums & Deposits	$452	$487	$555	$587	$522	15%	(11%)

ACCOUNT VALUE
General account	$6,808	$6,954	$7,126	$7,337	$7,501	10%	2%
Separate account	5,662	5,412	4,682	4,963	5,427	(4%)	9%

Total account value	$12,470	$12,366	$11,808	$12,300	$12,928	4%	5%

ACCOUNT VALUE BY PRODUCT
Variable life	$6,235	$5,993	$5,259	$5,535	$5,996	(4%)	8%
Universal life/other life	6,235	6,373	6,549	6,765	6,932	11%	2%

Total account value by product	$12,470	$12,366	$11,808	$12,300	$12,928	4%	5%

LIFE INSURANCE IN-FORCE
Variable life	$72,946	$71,977	$70,926	$69,716	$68,642	(6%)	(2%)
Universal life	59,613	60,759	62,052	64,006	65,400	10%	2%
Term	77,138	78,714	80,249	81,494	82,659	7%	1%

Total life insurance in-force	$209,697	$211,450	$213,227	$215,216	$216,701	3%	1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL LIFE

SUPPLEMENTAL DATA—ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2011	2011	2011	2011	2012
VARIABLE LIFE
Beginning balance	$6,115	$6,235	$5,993	$5,259	$5,535
First year & single premiums	13	16	15	12	9
Renewal premiums	114	114	119	114	109

Premiums and deposits	127	130	134	126	118
Surrenders	(98)	(102)	(91)	(100)	(108)
Death benefits	(19)	(17)	(20)	(15)	(16)

Net Flows	10	11	23	11	(6)
Policy fees	(108)	(111)	(120)	(109)	(108)
Change in market value/interest credited	218	(142)	(637)	374	575

Ending balance	$6,235	$5,993	$5,259	$5,535	$5,996

UNIVERSAL LIFE [1]
Beginning balance	$6,128	$6,235	$6,373	$6,549	$6,765
First year & single premiums	143	165	210	251	198
Renewal premiums	145	153	168	168	165

Premiums and deposits	288	318	378	419	363
Surrenders	(43)	(36)	(44)	(44)	(39)
Death benefits	(35)	(29)	(29)	(26)	(32)

Net Flows	210	253	305	349	292
Policy fees	(160)	(173)	(193)	(194)	(188)
Change in market value/interest credited	57	58	64	61	63

Ending balance	$6,235	$6,373	$6,549	$6,765	$6,932

INDIVIDUAL LIFE
Beginning balance	$12,243	$12,470	$12,366	$11,808	$12,300
First year & single premiums	156	181	225	263	207
Renewal premiums	259	267	287	282	274

Premiums and deposits	415	448	512	545	481
Surrenders	(141)	(138)	(135)	(144)	(147)
Death benefits	(54)	(46)	(49)	(41)	(48)

Net Flows	220	264	328	360	286
Policy fees	(268)	(284)	(313)	(303)	(296)
Change in market value/interest credited	275	(84)	(573)	435	638

Ending balance	$12,470	$12,366	$11,808	$12,300	$12,928

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and Other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

RETIREMENT PLANS

INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
Fee income	$94	$99	$92	$88	$94	—	7%
Earned premiums	3	2	1	1	2	(33%)	100%
Net investment income	99	100	100	97	101	2%	4%
Net realized capital gains (losses)	(9)	11	(2)	(10)	14	NM	NM

Total revenues	187	212	191	176	211	13%	20%

Benefits, losses and loss adjustment expenses [1]	72	75	81	80	81	13%	1%
Amortization of deferred policy acquisition costs [1]	7	17	50	10	—	(100%)	(100%)
Insurance operating costs and other expenses	108	107	106	102	109	1%	7%

Total benefits and expenses	187	199	237	192	190	2%	(1%)

Income (loss) before income taxes	—	13	(46)	(16)	21	—	NM

Income tax expense (benefit) [1] [2]	(5)	(14)	(23)	(10)	3	NM	NM

Net income (loss)	5	27	(23)	(6)	18	NM	NM

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (loss) [1]	(6)	16	(3)	(6)	6	NM	NM

Core earnings (losses)	$11	$11	$(20)	$—	$12	9%	—

RETURN ON ASSETS (After-tax bps)
Net income (loss)	3.7	19.5	(17.4)	(4.7)	13.2	9.5	17.9
Core earnings (losses), excluding impact of DAC unlock	6.6	9.3	3.0	0.8	3.0	(3.6)	2.2

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2011	2011	2011	2011	2012
Benefits, losses and loss adjustment expenses	$—	$—	$2	$—	$—
Amortization of deferred policy acquisition costs	(2)	3	40	2	(10)
Income tax expense (benefit)	—	—	(15)	(1)	3

Net income (loss)	2	(3)	(27)	(1)	7
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	(1)	(3)	—	(1)

Core earnings (losses)	2	(2)	(24)	(1)	8

[2]	The three months ended June 30, 2011 include a tax benefit of $4 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

RETIREMENT PLANS

SUPPLEMENTAL DATA—ASSETS UNDER MANAGEMENT

						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
RETIREMENT PLANS
General account	$7,502	$7,638	$8,042	$8,374	$8,644	15%	3%
Non-guaranteed separate account	27,522	27,443	23,799	25,525	28,459	3%	11%

Total Retirement Plans account value	$35,024	$35,081	$31,841	$33,899	$37,103	6%	9%
401(k) mutual funds	19,927	20,085	17,488	18,038	19,630	(1%)	9%
403(b)/457 mutual funds	397	389	356	365	422	6%	16%

Total Retirement Plans assets under management	$55,348	$55,555	$49,685	$52,302	$57,155	3%	9%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

RETIREMENT PLANS

SUPPLEMENTAL DATA—ACCOUNT VALUE AND ASSET ROLL FORWARD

	THREE MONTHS ENDED,
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2011	2011	2011	2011	2012
401(k) GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$20,291	$21,891	$21,963	$19,769	$21,124
Deposits	1,807	1,194	1,425	1,239	1,625
Surrenders	(921)	(1,049)	(911)	(1,150)	(1,099)
Death benefits/annuity payouts	(18)	(20)	(19)	(17)	(18)
Transfers [1]	(26)	1	11	47	4

Net Flows	842	126	506	119	512
Change in market value/change in reserve/interest credited	758	(54)	(2,700)	1,236	1,742

Ending balance	$21,891	$21,963	$19,769	$21,124	$23,378

403(b)/457 GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$12,649	$13,133	$13,118	$12,072	$12,775
Deposits	359	326	330	336	364
Surrenders	(255)	(347)	(259)	(216)	(246)
Death benefits/annuity payouts	(12)	(12)	(12)	(11)	(11)
Transfers [1]	—	—	3	2	(3)

Net Flows	92	(33)	62	111	104
Change in market value/change in reserve/interest credited	392	18	(1,108)	592	846

Ending balance	$13,133	$13,118	$12,072	$12,775	$13,725

401(k)/403(b)/457 MUTUAL FUNDS ASSETS
Beginning balance	$19,578	$20,324	$20,474	$17,844	$18,403
Reclassificiation of AUA to AUM [2]	—	267	—	—	—

Deposits	697	549	715	459	617
Surrenders	(995)	(814)	(511)	(1,127)	(806)
Death benefits/annuity payouts	—	(2)	2	1	(1)
Transfers [1]	26	(1)	(14)	(49)	(1)

Net Flows	(272)	(268)	192	(716)	(191)
Change in market value/change in reserve/interest credited	1,018	151	(2,822)	1,275	1,840

Ending balance	$20,324	$20,474	$17,844	$18,403	$20,052

TOTAL RETIREMENT
Beginning balance	$52,518	$55,348	$55,555	$49,685	$52,302
Reclassificiation of AUA to AUM [2]	—	267	—	—	—

Deposits	2,863	2,069	2,470	2,034	2,606
Surrenders	(2,171)	(2,210)	(1,681)	(2,493)	(2,151)
Death benefits/annuity payouts	(30)	(34)	(29)	(27)	(30)

Net Flows	662	(175)	760	(486)	425
Change in market value/change in reserve/interest credited	2,168	115	(6,630)	3,103	4,428

Ending balance	$55,348	$55,555	$49,685	$52,302	$57,155

[1]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefit remaining on deposit.
[2]	Specific plans were identified that required reclassification from AUA to AUM.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

MUTUAL FUNDS

INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
Fee income	$178	$175	$153	$143	$151	(15%)	6%
Net investment income	(1)	(1)	—	(1)	(1)	—	—
Net realized capital gains	1	—	—	—	1	—	—

Total revenues	178	174	153	142	151	(15%)	6%

Amortization of deferred policy acquisition costs	12	12	12	11	9	(25%)	(18%)
Insurance operating costs and other expenses	123	120	105	100	111	(10%)	11%

Total benefits and expenses	135	132	117	111	120	(11%)	8%

Income before income taxes	43	42	36	31	31	(28%)	—

Income tax expense	15	15	12	12	11	(27%)	(8%)

Income from continuing operations, net of tax	28	27	24	19	20	(29%)	5%

Income (loss) from discontinued operations, net of tax	—	—	—	—	—	—	—

Net income	28	27	24	19	20	(29%)	5%

Less: Net realized capital gains (losses), after-tax, excluded from core earnings	1	—	—	(1)	—	(100%)	100%

Core earnings	27	$27	$24	$20	$20	(26%)	—

RETURN ON ASSETS (After-tax bps)
Net income	11.0	10.6	10.5	9.0	9.0	(2.0)	—
Core earnings	10.6	10.6	10.5	9.5	9.0	(1.6)	(0.5)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

MUTUAL FUNDS

SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2011	2011	2011	2011	2012	Change	Change
NON-PROPRIETARY MUTUAL FUNDS DEPOSITS
Retail mutual funds	$3,934	$3,131	$2,051	$1,760	$2,140	(46%)	22%
Investment only mutual funds	807	676	2,228	493	534	(34%)	8%
529 college savings plan	80	65	59	65	70	(13%)	8%

Total Non-Proprietary Mutual Funds Deposits	$4,821	$3,872	$4,338	$2,318	$2,744	(43%)	18%

ASSETS UNDER MANAGEMENT
Retail mutual fund assets	$51,064	$49,584	$39,258	$40,228	$43,575	(15%)	8%
Investment only mutual fund assets	7,298	6,954	6,625	6,983	7,929	9%	14%
Proprietary mutual fund assets [1]	44,044	42,204	35,494	36,770	39,161	(11%)	7%
529 college savings plan assets	1,583	1,612	1,424	1,557	1,740	10%	12%

Total Mutual Fund Assets	$103,989	$100,354	$82,801	$85,538	$92,405	(11%)	8%

[1]	Includes Company-sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

MUTUAL FUNDS

SUPPLEMENTAL DATA —ASSET ROLL FORWARD

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2011	2011	2011	2011	2012
NON-PROPRIETARY MUTUAL FUNDS
Beginning balance	$56,884	$59,945	$58,150	$47,307	$48,768

Deposits	4,821	3,872	4,338	2,318	2,744
Redemptions	(3,827)	(5,054)	(6,734)	(4,112)	(3,781)

Net flows	994	(1,182)	(2,396)	(1,794)	(1,037)
Change in market value	2,095	(635)	(8,430)	3,271	5,533
Other [1]	(28)	22	(17)	(16)	(20)

Ending balance	$59,945	$58,150	$47,307	$48,768	$53,244

PROPRIETARY MUTUAL FUNDS [2]
Beginning balance	$43,602	$44,044	$42,204	$35,494	$36,770
Net flows	(1,507)	(1,604)	(1,244)	(1,442)	(1,372)
Change in market value	1,949	(236)	(5,466)	2,718	3,763

Ending balance	$44,044	$42,204	$35,494	$36,770	$39,161

[1]	Includes front end loads on A share products.
[2]	Includes Company-sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

RUNOFF OPERATIONS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS

FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED					Year Over Year	Sequential
	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011	March 31, 2012	3 Month Change	3 Month Change
NET INCOME(LOSS) BY SEGMENT
International Annuity	$(98)	$104	$376	$(44)	$(465)	NM	NM
Institutional Annuity	18	58	(53)	1	52	189%	NM
Private Placement Life Insurance (“PPLI”)	10	12	6	9	8	(20%)	(11%)

Life Other Operations net income (loss)	(70)	174	329	(34)	(405)	NM	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(168)	88	213	(79)	(594)	NM	NM

Life Other Operations core earnings	$98	$86	$116	$45	$189	93%	NM

Property & Casualty Other Operations net income (loss) [1] [2]	21	(164)	8	18	27	29%	50%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(2)	3	(1)	2	7	NM	NM

Property & Casualty Other Operations core earnings (losses)	$23	$(167)	$9	$16	$20	(13%)	25%

Runoff Operations net income (loss)	(49)	10	337	(16)	(378)	NM	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(170)	91	212	(77)	(587)	NM	NM

Runoff Operations core earnings (losses)	$121	$(81)	$125	$61	$209	73%	NM

LIFE OTHER OPERATIONS SUPPLEMENTAL DATA
Return on assets (After-tax bps)
Net income (loss)	(30.4)	75.6	144.1	(15.0)	(179.7)	(149.3)	(164.6)
Core earnings, excluding impact of DAC unlock	36.9	41.7	34.6	31.0	37.7	0.8	6.7

DAC unlock impact on net income (loss) by segment
International Annuity	$14	$(11)	$(212)	$(25)	$125	NM	NM
Institutional Annuity	(1)	1	(2)	(1)	—	100%	100%

Life Other Operations	$13	$(10)	$(214)	$(26)	$125	NM	NM

DAC unlock impact on core earnings (losses) by segment
International Annuity	$14	$(10)	$41	$(26)	$104	NM	NM
Institutional Annuity	(1)	—	(4)	1	—	100%	(100%)

Life Other Operations	$13	$(10)	$37	$(25)	$104	NM	NM

Core earnings (losses) by segment
International Annuity	$77	$69	$114	$44	$178	131%	NM
Institutional Annuity	11	7	(9)	(9)	4	(64%)	NM
Private Placement Life Insurance	10	10	11	10	7	(30%)	(30%)

Life Other Operations core earnings	$98	$86	$116	$45	$189	93%	NM

[1]	The three months ended June 30, 2011 included net asbestos reserve strengthening of $290. The three months ended September 30, 2011 included net environmental reserve strengthening of $19.
[2]	Additionally, includes prior accident years development reserve strengthenings (releases) for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012 of $4, $(4), $2, $6, and $6, before-tax, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS

LIFE OTHER OPERATIONS

SUPPLEMENTAL DATA—ACCOUNT VALUE DATA

	THREE MONTHS ENDED					Year Over Year	Sequential
	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011	March 31, 2012	3 Month Change	3 Month Change
ACCOUNT VALUE BY SEGMENT
Variable annuity	$33,027	$32,981	$31,438	$31,162	$31,392	(5%)	1%
Fixed and other annuity	4,463	4,824	5,013	4,786	4,469	—	(7%)

Total International Annuity account value	$37,490	$37,805	$36,451	$35,948	$35,861	(4%)	—
Institutional Annuity account value [1]	$19,326	$19,230	$19,477	$19,330	$18,622	(4%)	(4%)
Private Placement Life Insurance account value	$36,424	$36,700	$35,989	$36,335	$36,830	1%	1%
Total Life Other Operations account value [1]	$91,803	$92,250	$90,443	$90,317	$90,001	(2%)	—

INTERNATIONAL ANNUITY ACCOUNT VALUE ROLL FORWARD VARIABLE ANNUITIES
Beginning balance	$33,507	$33,027	$32,981	$31,438	$31,162
Deposits/premiums/other	1	1	—	—	—
Surrenders	(285)	(291)	(296)	(291)	(311)
Death benefits/annuitizations/other [2]	(192)	(166)	(165)	(164)	(194)

Net flows	(476)	(456)	(461)	(455)	(505)
Change in market value/currency/change in reserve/interest credited	610	(404)	(2,477)	141	2,681
Effect of currency translation	(614)	814	1,395	38	(1,946)

Ending balance	$33,027	$32,981	$31,438	$31,162	$31,392

FIXED MVA AND OTHER [3]
Beginning balance	$4,596	$4,463	$4,824	$5,013	$4,786
Surrenders	(43)	(31)	(44)	(59)	(47)
Death benefits/annuitizations/other [2]	(23)	246	(16)	(204)	1

Net flows	(66)	215	(60)	(263)	(46)
Change in market value/currency/change in reserve/interest credited	31	22	19	28	40
Effect of currency translation	(98)	124	230	8	(311)

Ending balance	$4,463	$4,824	$5,013	$4,786	$4,469

TOTAL INTERNATIONAL ANNUITY
Beginning balance	$38,103	$37,490	$37,805	$36,451	$35,948
Deposits/Premiums/other	1	1	—	—	—
Surrenders	(328)	(322)	(340)	(350)	(358)
Death benefits/annuitizations/other [2]	(215)	80	(181)	(368)	(193)

Net flows	(542)	(241)	(521)	(718)	(551)
Change in market value/change in reserve/interest credited	641	(382)	(2,458)	169	2,721
Effect of currency translation	(712)	938	1,625	46	(2,257)

Ending balance	$37,490	$37,805	$36,451	$35,948	$35,861

[1]	Included in the Institutional Annuity account value balance is approximately $1.4 billion for the three months ended March 31, 2011 and approximately $1.5 billion for the three months ended June 30, 2011 and September 30, 2011 and approximately $1.3 billion for the three months ended December 31, 2011 and March 31, 2012 related to an intrasegment funding agreement which is eliminated in consolidation.
[2]	Included in the three months ended March 31, 2012 are current period payments of $3.7 and interest credited of $15.4 related to 3 Win “GMIB” policies that triggered in fourth quarter 2008 and first quarter 2009 for option (2), which are included in the fixed MVA and other—death benefits/annuitizations/other and change in market value/change in reserve/interest credited. The 3 Win guaranteed minimum benefit “GMIB” requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity.
[3]	Of the total ending fixed MVA and other balance as of March 31, 2012 of $4.5 billion, approximately $1.9 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS

LIFE OTHER OPERATIONS

DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	International Annuity	Institutional Annuity	PPLI	Life Other Operations
YEAR-TO-DATE
Balance, December 31, 2011	$1,125	$55	$33	$1,213
Adjustments to unrealized gains and losses on securities available - for - sale and other	(14)	—	—	(14)

Balance excluding adjustments to unrealized gains and losses on securities available - for - sale and other	1,111	55	33	1,199
Amortization - deferred policy acquisition costs	(42)	(1)	—	(43)
Amortization - realized capital gains / losses	60	—	—	60
Amortization - unlock - core	9	—	—	9
Amortization - unlock - non-core	32	—	—	32
Effect of currency translation adjustment	(75)	—	—	(75)

Balance, March 31, 2012	1,095	54	33	1,182
Adjustments to unrealized gains and losses on securities available - for - sale and other	18	—	—	18

Balance, March 31, 2012 including adjustments to unrealized gains and losses on securities available-for-sale and other	$1,113	$54	$33	$1,200

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

LIFE OTHER OPERATIONS

SUPPLEMENTAL DATA—ANNUITY DEATH AND INCOME BENEFITS

	As of March 31, 2011	As of June 30, 2011	As of September 30, 2011	As of December 31, 2011	As of March 31, 2012
JAPAN VARIABLE ANNUITY BUSINESS
Yen / $	82.9	80.8	77.1	76.9	82.3

Total account value with GMDB	$30,778	$30,785	$29,522	$29,234	$29,396
GMDB gross net amount of risk	7,962	8,469	11,035	10,857	7,580
% of GMDB NAR reinsured	15%	15%	13%	13%	15%
GMDB retained net amount of risk	6,750	7,233	9,583	9,413	6,469

Total account value with guaranteed minimum income benefits (“GMIB”)	28,495	28,526	27,471	27,282	27,350
GMIB retained net amount of risk [2]	4,991	5,442	7,662	7,502	4,785
GMDB/GMIB net GAAP liability [1]	607	635	907	930	704

[1]	For the three months ended March 31, 2011, there was a $(21) decrease to the GMDB/GMIB liability as a result of the unlock for the Japan variable annuity business. For the three months ended June 30, 2011, the amount was $17. For the three months ended September 30, 2011, the amount was $249. For the three months ended December 31, 2011, the amount was $33. For the three months ended March 31, 2012, the amount was $(152).
[2]	Policies with a guaranteed living benefit (a GMIB in Japan) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMIB is released. Similarly, when a policy goes into benefit status on a GMIB, its GMDB NAR is released.

CORPORATE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CORPORATE

INCOME STATEMENTS

	THREE MONTHS ENDED					Year Over Year	Sequential
	Mar. 31, 2011	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	3 Month Change	3 Month Change
Earned premiums	$(1)	$1	$—	$—	$—	100%	—
Fee income	53	53	55	48	52	(2%)	8%
Net investment income	16	13	1	(7)	(6)	NM	14%
Net realized capital gains (losses)	(11)	6	(51)	(40)	15	NM	NM

Total revenues	57	73	5	1	61	7%	NM

Benefits, losses and loss adjustment expenses	1	1	(6)	1	—	(100%)	(100%)
Insurance operating costs and other expenses	60	65	57	20	85	42%	NM
Interest expense	128	128	128	124	124	(3%)	—

Total benefits and expenses	189	194	179	145	209	11%	44%

Loss from continuing operations before income taxes	(132)	(121)	(174)	(144)	(148)	(12%)	(3%)

Income tax benefit	(44)	(47)	(62)	(48)	(52)	(18%)	(8%)

Loss from continuing operations	(88)	(74)	(112)	(96)	(96)	(9%)	—

Add: Income (loss) from discontinued operations [1]	2	(77)	5	6	—	(100%)	(100%)

Net loss	(86)	(151)	(107)	(90)	(96)	(12%)	(7%)

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core losses	(9)	9	(29)	(26)	12	NM	NM
Less: Income (loss) from discontinued operations [1]	2	(77)	5	6	—	(100%)	(100%)

Core losses	$(79)	$(83)	$(83)	$(70)	$(108)	(37%)	(54%)

[1]	The three months ended June 30, 2011 includes an after-tax charge of $74 related to the disposition of Federal Trust Corporation.

CONSOLIDATED

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTMENT EARNINGS BEFORE-TAX

CONSOLIDATED

	Three Months Ended					Year Over Year	Sequential
	Mar. 31, 2011	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	3 Month Change	3 Month Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$719	$744	$711	$723	$738	3%	2%
Tax-exempt	127	126	125	121	120	(6%)	(1%)

Total fixed maturities	846	870	836	844	858	1%	2%
Equity securities, trading	803	(597)	(1,890)	325	2,866	NM	NM
Equity securities, available-for-sale	11	8	8	9	10	(9%)	11%
Mortgage loans	63	67	75	76	79	25%	4%
Policy loans	33	34	32	32	30	(9%)	(6%)
Limited partnerships and other alternative investments [2]	100	78	67	(2)	52	(48%)	NM
Other [3]	81	77	73	70	69	(15%)	(1%)

Subtotal	1,937	537	(799)	1,354	3,964	105%	193%
Less: Investment expense	26	30	29	31	28	8%	(10%)

Total net investment income [4]	$1,911	$507	$(828)	$1,323	$3,936	106%	198%
Less: Equity securities, trading	803	(597)	(1,890)	325	2,866	NM	NM

Total net investment income excluding trading securities	$1,108	$1,104	$1,062	$998	$1,070	(3%)	7%

Annualized investment yield, before-tax [5]	4.6%	4.6%	4.3%	4.0%	4.3%	(0.3)	0.3
Annualized investment yield, after-tax [5]	3.2%	3.1%	2.9%	2.8%	3.0%	(0.2)	0.2

Net Realized Capital Gains (Losses)
Gross gains on sales	$61	$261	$197	$174	$259	NM	49%
Gross losses on sales	(133)	(98)	(63)	(90)	(97)	27%	(8%)
Net impairment losses	(55)	(23)	(60)	(36)	(29)	47%	19%
Valuation allowances on mortgage loans	(3)	26	—	1	1	NM	—
Japanese fixed annuity contract hedges, net [6]	(17)	6	9	5	(20)	(18%)	NM
Periodic net coupon settlements on credit derivatives/Japan [7]	(7)	(2)	1	(2)	(5)	29%	(150%)
Results of variable annuity hedge program							—
U.S. GMWB derivatives, net	56	(33)	(323)	(97)	185	NM	NM
U.S. macro hedge	(84)	(17)	106	(221)	(189)	(125%)	14%

Total U.S. program	(28)	(50)	(217)	(318)	(4)	86%	99%
International program	(319)	52	1,132	(90)	(1,219)	NM	NM

Total results of variable annuity hedge program	(347)	2	915	(408)	(1,223)	NM	NM

Other net gain (loss) [8]	98	(103)	(424)	(30)	204	108%	NM

Total net realized capital gains (losses) [9]	$(403)	$69	$575	$(386)	$(910)	(126%)	(136%)

[1]	Includes income on short-term bonds.
[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.
[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.
[4]	Includes $2, $2, $1, $1 and $1 in Corporate as of March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively. Please refer to the basis of presentation for a description of the statutory legal entity view for Corporate.
[5]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.
[6]	Relates to the Japanese fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments, excluding periodic net coupon settlements, and Japan fair value option securities).
[7]	Included in core earnings.
[8]	Primarily consists of gains and losses on non-qualifying derivatives and fixed maturities, FVO, Japan 3Win related foreign currency swaps and other investment gains and losses.
[9]	Includes ($2), ($1), $0, ($1) and ($2) in Corporate as of March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTMENT EARNINGS BEFORE-TAX

LIFE [1]

	Three Months Ended					Year Over Year	Sequential
	Mar. 31, 2011	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	3 Month Change	3 Month Change
Net Investment Income (Loss)
Fixed maturities [2]
Taxable	$541	$555	$537	$541	$555	3%	3%
Tax-exempt	27	26	27	26	26	(4%)	—

Total fixed maturities	568	581	564	567	581	2%	2%
Equity securities, trading	803	(597)	(1,890)	325	2,866	NM	NM
Equity securities, available-for-sale	5	4	3	4	5	—	25%
Mortgage loans	58	59	67	67	69	19%	3%
Policy loans	33	34	32	32	30	(9%)	(6%)
Limited partnerships and other alternative investments [3]	60	50	52	(3)	26	(57%)	NM
Other [4]	70	67	65	59	61	(13%)	3%

Subtotal	1,597	198	(1,107)	1,051	3,638	128%	NM
Less: Investment expense	20	21	22	22	21	5%	(5%)

Total net investment income	$1,577	$177	$(1,129)	$1,029	$3,617	129%	NM
Less: Equity securities, trading	803	(597)	(1,890)	325	2,866	NM	NM

Total net investment income excluding trading securities	$774	$774	$761	$704	$751	(3%)	7%

Annualized investment yield, before-tax [5]	4.7%	4.7%	4.5%	4.1%	4.4%	(0.3)	0.3
Annualized investment yield, after-tax [5]	3.1%	3.1%	3.0%	2.7%	2.9%	(1.8)	0.2

Net Realized Capital Gains (Losses)
Gross gains on sales	$36	$191	$144	$123	$191	NM	55%
Gross losses on sales	(90)	(64)	(31)	(61)	(74)	18%	(21%)
Net impairment losses	(41)	(13)	(44)	(35)	(24)	41%	31%
Valuation allowances on mortgage loans	(3)	26	—	—	1	NM	—
Japanese fixed annuity contract hedges, net [6]	(17)	6	9	5	(20)	(18%)	NM
Periodic net coupon settlements on credit derivatives/Japan [7]	(5)	—	2	(1)	(5)	—	NM
Results of variable annuity hedge program
U.S. GMWB derivatives, net	56	(33)	(323)	(97)	185	NM	NM
U.S. macro hedge	(84)	(17)	106	(221)	(189)	(125%)	14%

Total U.S. program	(28)	(50)	(217)	(318)	(4)	86%	99%
International program	(319)	52	1,132	(90)	(1,219)	NM	NM

Total results of variable annuity hedge program	(347)	2	915	(408)	(1,223)	NM	NM
Other net gain (loss) [8]	96	(96)	(355)	(22)	185	93%	NM

Total net realized capital gains (losses)	$(371)	$52	$640	$(399)	$(969)	(161%)	(143%)

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Life.
[2]	Includes income on short-term bonds.
[3]	Includes income on a real estate joint venture.
[4]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.
[5]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.
[6]	Relates to the Japanese fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments, excluding periodic net coupon settlements, and Japan fair value option securities).
[7]	Included in core earnings.
[8]	Primarily consists of gains and losses on non-qualifying derivatives and fixed maturities, FVO, Japan 3Win related foreign currency swaps and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTMENT EARNINGS BEFORE-TAX

PROPERTY & CASUALTY [1]

	Three Months Ended					Year Over Year	Sequential
	Mar. 31, 2011	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	3 Month Change	3 Month Change
Net Investment Income (Loss)
Fixed maturities [2]
Taxable	$177	$187	$174	$182	$183	3%	1%
Tax-exempt	100	100	98	95	94	(6%)	(1%)

Total fixed maturities	277	287	272	277	277	—	—
Equity securities, available-for-sale	5	4	4	4	4	(20%)	—
Mortgage loans	5	8	8	9	10	100%	11%
Limited partnerships and other alternative investments [3]	40	28	15	1	26	(35%)	NM
Other [4]	11	10	8	11	8	(27%)	(27%)

Subtotal	338	337	307	302	325	(4%)	8%
Less: Investment expense	6	9	7	9	7	17%	(22%)

Total net investment income	$332	$328	$300	$293	$318	(4%)	9%

Annualized investment yield, before-tax [5]	4.7%	4.7%	4.3%	4.2%	4.5%	(0.2)	0.3
Annualized investment yield, after-tax [5]	3.6%	3.5%	3.2%	3.1%	3.4%	(1.3)	0.3

Net Realized Capital Gains (Losses)
Gross gains on sales	$25	$69	$52	$51	$67	168%	31%
Gross losses on sales	(43)	(34)	(31)	(29)	(23)	47%	21%
Net impairment losses	(14)	(10)	(16)	(1)	(5)	64%	NM
Valuation allowances on mortgage loans	—	—	—	1	—	—	(100%)
Periodic net coupon settlements on credit derivatives/Japan [6]	(2)	(2)	(1)	(1)	—	100%	100%
Other net gain (loss) [7]	4	(5)	(69)	(7)	22	NM	NM

Total net realized capital gains (losses)	$(30)	$18	$(65)	$14	$61	NM	NM

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Property & Casualty.
[2]	Includes income on short-term bonds.
[3]	Includes income on a real estate joint venture and hedge fund investments outside of limited partnerships.
[4]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.
[5]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable.
[6]	Included in core earnings.
[7]	Primarily consists of gains and losses on non-qualifying derivatives and fixed maturities, FVO, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPOSITION OF INVESTED ASSETS

CONSOLIDATED

	March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011		March 31, 2012
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$78,268	60.3%	$78,132	59.3%	$80,263	59.0%	$81,809	60.6%	$83,157	62.3%
Fixed maturities, at fair value using fair value option	1,230	0.9%	1,227	0.9%	1,323	1.0%	1,328	1.0%	1,291	1.0%
Equity securities, trading, at fair value [2]	32,339	24.9%	32,278	24.4%	30,770	22.6%	30,499	22.6%	30,722	23.0%
Equity securities, available-for-sale, at fair value [3]	993	0.8%	1,081	0.8%	989	0.7%	921	0.7%	938	0.7%
Mortgage loans [4]	4,736	3.7%	5,304	4.0%	5,590	4.1%	5,728	4.2%	6,275	4.7%
Policy loans, at outstanding balance	2,181	1.7%	2,188	1.7%	2,176	1.6%	2,001	1.5%	1,970	1.5%
Limited partnerships and other alternative investments [5]	1,972	1.5%	2,028	1.5%	2,506	1.8%	2,532	1.9%	2,732	2.0%
Other investments [6]	640	0.5%	973	0.7%	2,857	2.1%	2,394	1.8%	1,259	0.9%
Short-term investments [7]	7,330	5.7%	8,861	6.7%	9,704	7.1%	7,736	5.7%	5,256	3.9%

Total investments	$129,689	100.0%	$132,072	100.0%	$136,178	100.0%	$134,948	100.0%	$133,600	100.0%
Less: Equity securities, trading	32,339	24.9%	32,278	24.4%	30,770	22.6%	30,499	22.6%	30,722	23.0%

Total investments excluding trading securities	$97,350	75.1%	$99,794	75.6%	$105,408	77.4%	$104,449	77.4%	$102,878	77.0%

Asset-backed securities (“ABS”)	$3,150	4.0%	$3,297	4.2%	$3,504	4.4%	$3,153	3.9%	$3,087	3.7%
Collateralized debt obligations (“CDOs”)	2,674	3.4%	2,575	3.3%	2,465	3.1%	2,487	3.0%	3,043	3.7%
Commercial mortgage-backed securities (“CMBS”)	7,709	9.8%	7,277	9.3%	6,960	8.7%	6,951	8.5%	6,774	8.1%
Corporate	40,913	52.3%	41,629	53.2%	43,316	53.9%	44,011	53.9%	43,329	52.2%
Foreign government/government agencies	1,802	2.3%	1,864	2.4%	1,944	2.4%	2,161	2.6%	3,352	4.0%
Municipal—taxable	1,237	1.6%	1,299	1.7%	1,649	2.1%	1,757	2.1%	2,284	2.7%
Municipal—tax-exempt	11,090	14.2%	11,482	14.7%	11,515	14.3%	11,503	14.1%	11,554	13.9%
Residential mortgage-backed securities (“RMBS”)	5,014	6.4%	5,214	6.7%	5,336	6.6%	5,757	7.0%	6,595	7.9%
U.S. Treasuries	4,679	6.0%	3,495	4.5%	3,574	4.5%	4,029	4.9%	3,139	3.8%

Total fixed maturities, AFS [8]	$78,268	100.0%	$78,132	100.0%	$80,263	100.0%	$81,809	100.0%	$83,157	100.0%

U.S. government/government agencies	$8,947	11.5%	$8,073	10.3%	$8,423	10.5%	$9,364	11.4%	$9,193	11.1%
AAA	10,155	13.0%	9,409	12.0%	10,497	13.1%	10,113	12.4%	9,712	11.7%
AA	15,518	19.8%	15,900	20.4%	15,921	19.8%	15,844	19.4%	16,463	19.8%
A	19,723	25.2%	20,470	26.2%	21,584	26.9%	21,053	25.7%	20,773	25.0%
BBB	20,212	25.8%	20,568	26.3%	20,626	25.7%	21,760	26.6%	22,664	27.2%
BB & below	3,713	4.7%	3,712	4.8%	3,212	4.0%	3,675	4.5%	4,352	5.2%

Total fixed maturities, AFS [8]	$78,268	100.0%	$78,132	100.0%	$80,263	100.0%	$81,809	100.0%	$83,157	100.0%

[1]	Includes $275, $25, $1, $153 and $149 in Corporate at March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.
[2]	These assets support the Global Annuity-International variable annuity business. Changes in these balances are also reflected in the respective liabilities.
[3]	Includes $100, $100, $96, $104 and $110 in Corporate at March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.
[4]	Includes $194, $138, $128, $0 and $0 in Corporate at March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.
[5]	Includes real estate joint ventures and hedge fund investments outside of limited partnerships.

[6]	Primarily relates to derivative instruments. Additionally, includes $49, $27, $27, $29 and $26 in Corporate at March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.
[7]	Includes $1,999, $2,274, $2,293, $1,437 and $1,346 in the Corporate segment at March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.
[8]	Available-for-sale (“AFS”).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPOSITION OF INVESTED ASSETS

LIFE [1]

	March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011		March 31, 2012
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$52,781	53.3%	$52,834	52.3%	$54,329	51.9%	$55,633	53.3%	$56,923	55.5%
Fixed maturities, at fair value using fair value option	1,217	1.2%	1,214	1.2%	1,314	1.3%	1,317	1.3%	1,279	1.2%
Equity securities, trading, at fair value [2]	32,339	32.7%	32,278	31.9%	30,770	29.4%	30,499	29.3%	30,722	29.9%
Equity securities, available-for-sale, at fair value	523	0.5%	603	0.6%	563	0.5%	515	0.5%	506	0.5%
Mortgage loans	4,162	4.2%	4,578	4.5%	4,779	4.6%	4,979	4.8%	5,380	5.2%
Policy loans, at outstanding balance	2,181	2.2%	2,188	2.2%	2,176	2.1%	2,001	1.9%	1,970	1.9%
Limited partnerships and other alternative investments [3]	985	1.0%	1,024	1.0%	1,320	1.3%	1,318	1.3%	1,436	1.4%
Other investments [4]	450	0.5%	799	0.8%	2,717	2.6%	2,244	2.2%	1,103	1.1%
Short-term investments	4,398	4.4%	5,565	5.5%	6,619	6.3%	5,641	5.4%	3,384	3.3%

Total investments	$99,036	100.0%	$101,083	100.0%	$104,587	100.0%	$104,147	100.0%	$102,703	100.0%
Less: Equity securities, trading	32,339	32.7%	32,278	31.9%	30,770	29.4%	30,499	29.3%	30,722	29.9%

Total investments excluding trading securities	$66,697	67.3%	$68,805	68.1%	$73,817	70.6%	$73,648	70.7%	$71,981	70.1%

ABS	$2,655	5.0%	$2,732	5.2%	$2,778	5.1%	$2,491	4.5%	$2,379	4.2%
CDOs	2,144	4.1%	2,047	3.9%	1,949	3.6%	1,968	3.5%	2,383	4.2%
CMBS	5,364	10.2%	4,967	9.4%	4,715	8.7%	4,667	8.4%	4,546	8.0%
Corporate	31,218	59.0%	31,595	59.7%	33,007	60.7%	33,719	60.6%	33,621	59.1%
Foreign government/government agencies	1,200	2.3%	1,285	2.4%	1,409	2.6%	1,605	2.9%	2,784	4.9%
Municipal—taxable	1,110	2.1%	1,167	2.2%	1,508	2.8%	1,603	2.9%	1,950	3.4%
Municipal—tax-exempt	2,304	4.4%	2,417	4.6%	2,500	4.6%	2,450	4.4%	2,453	4.3%
RMBS	3,779	7.2%	3,738	7.1%	3,797	7.0%	4,000	7.2%	4,694	8.2%
U.S. Treasuries	3,007	5.7%	2,886	5.5%	2,666	4.9%	3,130	5.6%	2,113	3.7%

Total fixed maturities, AFS	$52,781	100.0%	$52,834	100.0%	$54,329	100.0%	$55,633	100.0%	$56,923	100.0%

U.S. government/government agencies	$5,939	11.3%	$5,869	11.1%	$5,806	10.7%	$6,509	11.7%	$6,121	10.7%
AAA	6,174	11.7%	5,747	10.9%	6,426	11.8%	6,212	11.2%	5,952	10.5%
AA	8,208	15.6%	8,152	15.4%	8,498	15.6%	8,353	15.0%	9,044	15.9%
A	14,551	27.5%	14,873	28.2%	15,798	29.1%	15,528	27.8%	15,574	27.4%
BBB	14,854	28.1%	15,218	28.8%	15,165	27.9%	16,108	29.0%	16,775	29.4%
BB & below	3,055	5.8%	2,975	5.6%	2,636	4.9%	2,923	5.3%	3,457	6.1%

Total fixed maturities, AFS	$52,781	100.0%	$52,834	100.0%	$54,329	100.0%	$55,633	100.0%	$56,923	100.0%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Life.
[2]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.
[3]	Includes a real estate joint venture.
[4]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPOSITION OF INVESTED ASSETS

PROPERTY & CASUALTY [1]

	March 31,		June 30,		September 30,		December 31,		March 31,
	2011		2011		2011		2011		2012
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$25,212	90.0%	$25,273	88.9%	$25,933	89.3%	$26,023	89.5%	$26,085	89.2%
Fixed maturities, at fair value using fair value option	13	—	13	0.1%	9	—	11	—	12	—
Equity securities, available-for-sale, at fair value	370	1.3%	378	1.3%	330	1.1%	302	1.0%	322	1.1%
Mortgage loans	380	1.4%	588	2.1%	683	2.4%	749	2.6%	895	3.1%
Limited partnerships and other alternative investments [2]	987	3.5%	1,004	3.5%	1,186	4.1%	1,214	4.2%	1,296	4.4%
Other investments [3]	141	0.5%	147	0.5%	113	0.4%	121	0.4%	130	0.4%
Short-term investments	933	3.3%	1,022	3.6%	792	2.7%	658	2.3%	526	1.8%

Total investments	$28,036	100.0%	$28,425	100.0%	$29,046	100.0%	$29,078	100.0%	$29,266	100.0%

ABS	$495	2.0%	$565	2.2%	$726	2.8%	$651	2.5%	$660	2.5%
CDOs	530	2.1%	528	2.1%	516	2.0%	519	2.0%	660	2.5%
CMBS	2,345	9.3%	2,310	9.1%	2,245	8.7%	2,284	8.8%	2,228	8.5%
Corporate	9,695	38.5%	10,034	39.7%	10,309	39.7%	10,292	39.5%	9,708	37.2%
Foreign government/government agencies	602	2.4%	579	2.3%	535	2.1%	551	2.1%	561	2.2%
Municipal—taxable	127	0.5%	132	0.5%	141	0.5%	154	0.6%	334	1.3%
Municipal—tax-exempt	8,783	34.8%	9,061	35.9%	9,015	34.8%	9,053	34.8%	9,101	34.9%
RMBS	1,215	4.8%	1,456	5.8%	1,538	5.9%	1,757	6.8%	1,901	7.3%
U.S. Treasuries	1,420	5.6%	608	2.4%	908	3.5%	762	2.9%	932	3.6%

Total fixed maturities, AFS	$25,212	100.0%	$25,273	100.0%	$25,933	100.0%	$26,023	100.0%	$26,085	100.0%

U.S. government/government agencies	$2,737	10.9%	$2,183	8.6%	$2,617	10.1%	$2,718	10.4%	$2,978	11.4%
AAA	3,981	15.8%	3,662	14.5%	4,071	15.7%	3,889	14.9%	3,712	14.2%
AA	7,308	28.9%	7,745	30.7%	7,423	28.6%	7,487	28.8%	7,412	28.4%
A	5,170	20.5%	5,596	22.1%	5,785	22.3%	5,525	21.3%	5,199	19.9%
BBB	5,358	21.3%	5,350	21.2%	5,461	21.1%	5,652	21.7%	5,889	22.7%
BB & below	658	2.6%	737	2.9%	576	2.2%	752	2.9%	895	3.4%

Total fixed maturities, AFS	$25,212	100.0%	$25,273	100.0%	$25,933	100.0%	$26,023	100.0%	$26,085	100.0%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Property & Casualty.
[2]	Includes a real estate joint venture and hedge fund investments outside of limited partnerships.
[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

GROSS UNREALIZED LOSS AGING

AVAILABLE-FOR-SALE SECURITIES

	March 31, 2012			December 31, 2011
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss [1] [2]	Cost	Value	Loss [1] [2]
Total AFS Securities

Three months or less	$6,209	$6,069	$(140)	$3,933	$3,672	$(261)
Greater than three months to six months	1,325	1,111	(214)	2,617	2,517	(100)
Greater than six months to nine months	979	953	(26)	1,181	1,097	(84)
Greater than nine months to eleven months	602	575	(27)	106	95	(11)
Twelve months or more	10,808	8,955	(1,811)	11,613	9,324	(2,218)

Total	$19,923	$17,663	$(2,218)	$19,450	$16,705	$(2,674)

[1]	As of March 31, 2012, fixed maturities, AFS, represented $2,086, or 94%, of the Company’s total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of March 31, 2012 and December 31, 2011.
[2]	Unrealized losses exclude the change in fair value of bifurcated embedded derivative features of certain securities. Changes in fair value are recorded in net realized capital gains (losses).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTED ASSET EXPOSURES

AS OF MARCH 31, 2012

	Cost or		Percent of Total
	Amortized Cost	Fair Value	Invested Assets [1]
Top Ten Corporate and Equity, AFS, Exposures by Sector
Utilities	$8,571	$9,291	9.0%
Financial services	7,743	7,643	7.5%
Consumer non-cyclical	5,632	6,223	6.0%
Technology and communications	4,339	4,710	4.6%
Basic industry	4,178	4,485	4.4%
Energy	3,631	3,968	3.9%
Capital goods	3,319	3,625	3.5%
Consumer cyclical	2,196	2,389	2.3%
Transportation	1,362	1,472	1.4%
Other	413	461	0.4%

Total	$41,384	$44,267	43.0%

Top Ten Exposures by Issuer [2]
Government of Japan [3]	$2,464	$2,450	2.3%
Government of United Kingdom	450	468	0.5%
State of California	416	444	0.4%
JP Morgan Money Market Fund	422	422	0.4%
National Grid PLC	348	392	0.4%
AT&T Inc.	335	387	0.4%
State of Illinois	374	382	0.4%
General Electric Co.	376	319	0.3%
Pfizer Inc.	271	310	0.3%
State of Massachusetts	275	307	0.3%

Total	$5,731	$5,881	5.7%

[1]	Excludes equity securities, trading.
[2]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.
[3]	These securities are included in short-term investments, fixed maturities, available-for-sale, and fixed maturities, fair value option on the Company’s Consolidating Balance Sheets.